     As filed with the Securities and Exchange Commission on April 30, 1998

                          Registration No. 33-10472
--------------------------------------------------------------------------------
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                                 ----------
                                  FORM N-1A
        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  (X)
                                                                -----
                Pre-Effective Amendment No.           ( )
                                            -----    -----

                Post-Effective Amendment No. 19       (X)
                                            -----    -----

                                     and
             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                 ACT OF 1940

                              Amendment No. 19                   (X)
                                           -----                -----

                       (Check appropriate box or boxes)

                        LONGLEAF PARTNERS FUNDS TRUST

               (Exact name of registrant as specified in charter)
               ---------------------------------------------------
                    c/o Southeastern Asset Management, Inc.
                         6410 Poplar Avenue; Suite 900
                               Memphis, TN 38119
                    (Address of principal executive offices)
                    ----------------------------------------
      Registrant's Telephone Number, Including Area Code - (901) 761-2474


    CHARLES D. REAVES, ESQ.                                                  Copy to:
    Executive Vice President                                                 ALAN ROSENBLAT, ESQ.
    Longleaf Partners Funds Trust                                            Dechert Price & Rhoads
    c/o Southeastern Asset Mgmt., Inc.                                       1775 Eye Street, N.W.
    6410 Poplar Ave., Ste. 900                                               Washington, D.C. 20006
    Memphis, TN 38119

                    (Name and address of agent for service)
                    ---------------------------------------

   Approximate Date of Proposed Public Offering
                                               -----------------------------

It is proposed that this filing will become effective (check appropriate box)

   [ ] immediately upon filing pursuant to paragraph (b)
   [X] on May 1, 1998 pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)(1)
   [ ] on (date) pursuant to paragraph (a)(1)
   [ ] 75 days after filing pursuant to paragraph (a)(2)
   [ ] on (date) pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                      DECLARATION PURSUANT TO RULE 24f-2

Pursuant to Rule 24f-2(a) under the Investment Company Act of 1940, the Registrant hereby declares that an indefinite number or amount of shares of beneficial interest is being registered under the Securities Act of 1933. The $500 filing fee required by said Rule has been paid. The Notice required by Rule 24f-2(b)(1) under the Investment Company Act of 1940 with respect to the fiscal year ended December 31, 1997, was filed with the Securities & Exchange Commission on March 10, 1998, together with a registration fee for net sales for the period.

LONGLEAF PARTNERS FUNDS TRUST


Post-Effective Amendment No. 19


                                  __________

                            LONGLEAF PARTNERS FUND
                         LONGLEAF PARTNERS REALTY FUND
                       LONGLEAF PARTNERS SMALL-CAP FUND
                       FORM N-1A CROSS REFERENCE SHEET

            PART A - ITEM NUMBER                                             PROSPECTUS CAPTION

    1.      Cover Page                                                       Front Cover Page

    2.      Synopsis                                                         The Funds at a Glance

    3.      Condensed Financial                                              "Condensed
            Information                                                      Financial Information"

    4.      General Description of                                           Front Cover Page;
            Registrant                                                       The Funds in Detail
                                                                             Information on Investment
                                                                               Management

    5.      Management of the Fund                                           Types of Investments
                                                                             Investment Techniques
                                                                             Investment Risk Factors
                                                                             Diversification and
                                                                             Portfolio Turnover
                                                                             Information on Management
                                                                               and Administration

    6.      Capital Stock and Other                                          State of Organization
            Securities                                                       Distributions and Taxes

    7.      Purchase of Securities                                           How to Open an Account
              Being Offered                                                  How to Purchase Shares

    8.      Redemption or Repurchase                                         How to Redeem Shares

    9.      Legal Proceedings                                                Not Applicable


LONGLEAF PARTNERS FUNDS TRUST

Post-Effective Amendment No. 18

                                                                             STATEMENT OF ADDITIONAL
            PART B - ITEM NUMBER                                               INFORMATION CAPTION

    10.     Cover Page                                                       Cover Page
    11.     Table of Contents                                                  Table of Contents; Page 1
    12.     General Information                                              Contained in Prospectus on
              and History                                                      Face Page and under
                                                                               Significance of Fund Names;
                                                                               State of Organization
                                                                               Provisions; In SAI under
                                                                               Management of the Fund.
    13.     Investment Objectives and                                        Additional Information About
              Policies                                                         Investment Restrictions and
                                                                               Policies; Additional
                                                                               Information About Investment
                                                                               Techniques
    14.     Management of the Fund                                           Management of the Fund

    15.     Control Persons and                                              Control Persons and Principal
              Principal Holders of                                             Holders of Securities
              Securities
    16.     Investment Advisory and                                          Investment Advisory Services;
              Other Services                                                 Other Management Related Services

    17.     Brokerage Allocation and                                         Brokerage Allocation
              Other Practices

    18.     Capital Stock and Other                                          Contained in Prospectus under
              Securities                                                       caption "State of Organization"

    19.     Purchase, Redemption and                                         Contained in Prospectus
              Pricing of Securities                                            under caption "How to
                                                                               Purchase Shares"; "How to
                                                                               Redeem Shares", and
                                                                               "Computation of Net Asset
                                                                               Value".

    20.     Tax Status                                                         Contained in Prospectus
                                                                               under captions "Dividends
                                                                               and Taxes"; In SAI under
                                                                               caption "Additional Tax
                                                                               Information"
    21.     Underwriters                                                     None; not applicable

    22.     Calculation of Performance                                       Investment Performance and
              Data                                                             Total Return

    23.     Financial Statements                                             Financial Statements


                         LONGLEAF PARTNERS FUNDS TRUST
                         =============================
                            LONGLEAF PARTNERS FUND
                         LONGLEAF PARTNERS REALTY FUND
                       LONGLEAF PARTNERS SMALL-CAP FUND

                                     PART A

                     INFORMATION REQUIRED IN THE PROSPECTUS

                                    LONGLEAF

                                    PARTNERS

                                     FUNDS

                                  MANAGED BY:

                      SOUTHEASTERN ASSET MANAGEMENT, INC.

                                  May 1, 1998

================================================================================
                                   PROSPECTUS

                                  May 1, 1998

                         LONGLEAF PARTNERS FUNDS TRUST

                     A No-Load, Non-Diversified, Open-End,
                         Management Investment Company

                             With Three Portfolios

(LONGLEAF PARTNERS FUNDS TRUST(SM) LOGO)

                             LONGLEAF PARTNERS FUND

Seeks long-term capital growth through investment primarily in securities of companies having a market capitalization greater than $1 billion, most of which are listed on the major stock exchanges.

                         LONGLEAF PARTNERS REALTY FUND

Seeks maximum total return over the long-term through investment primarily in real estate oriented companies.

                        LONGLEAF PARTNERS SMALL-CAP FUND

Seeks long-term capital growth primarily through investment in securities of companies having a market capitalization of $1 billion or less, some of which may be traded in the "over the counter" market.

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the Funds invest and the services available to shareholders.

To learn more about the Funds, you can obtain a copy of the most recent financial reports and portfolio listings, or a copy of the Statement of Additional Information (SAI) dated May 1, 1998. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call 1-800-445-9469.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, the Federal Reserve Board, or any other agency, and are subject to investment risk, including the possible loss of principal.

                            LONGLEAF PARTNERS FUNDS
                                   MANAGED BY
                      SOUTHEASTERN ASSET MANAGEMENT, INC.
                         6410 Poplar Avenue; Suite 900
                               Memphis, TN 38119

(800) 445-9469                                                    (901) 761-2474
--------------------------------------------------------------------------------

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                    CONTENTS

The Funds at a Glance......................................
Fund Expenses..............................................
Financial Highlights.......................................
The Funds in Detail
  Longleaf Partners Fund...................................
  Longleaf Partners Realty Fund............................
  Longleaf Partners Small-Cap Fund.........................
Investment Management
  Investment Counsel.......................................
  Portfolio Managers.......................................
  Investment Counsel Fees..................................
  Investment Philosophy....................................
Types of Investments
  Restricted and Illiquid Securities.......................
  Foreign Securities.......................................
  Fixed Income Securities..................................
  Cash Reserves............................................
Investment Techniques
  Borrowing................................................
  Options on Securities and Stock Indices..................
  Futures Contracts........................................
  Forward Foreign Currency Contracts.......................
  Risk of Options, Futures and Foreign Currency
     Contracts.............................................
  Loans of Portfolio Securities............................
  Short Sales..............................................
Other Risk Factors.........................................
Diversification............................................
Portfolio Turnover.........................................
Fund Administration and Operations
  Fund Administrator.......................................
  Board of Trustees........................................
  Other Executive Officers.................................
Funds Closed to New Shareholders...........................
How to Open an Account.....................................
How to Purchase Shares.....................................
How to Redeem Shares.......................................
Shareholder Servicing......................................
How Shares Are Priced......................................
Distributions and Taxes....................................
Other Information
  Significance of Fund Names...............................
  Code of Ethics...........................................
  Portfolio Brokerage......................................
  Investment Performance Information.......................
  State of Organization....................................
  Exceptions to Investment Minimum.........................

THE FUNDS AT A GLANCE

INVESTMENT PARTNERS

Longleaf Partners Funds represent what Southeastern Asset Management, Inc. ("Southeastern"), the Funds' Investment Counsel, views as an investment partnership among all shareholders. Southeastern's employees and affiliates are one of the largest group of shareholders in the three Funds.

Southeastern adheres to the following principles in managing Longleaf Partners
Funds:

  - We will treat your investment in Longleaf as if it were our own.

  - We will remain significant investors with you in Longleaf.

  - We will invest for the long-term, while always striving to maximize after-tax returns and to minimize business, financial, purchasing power, regulatory and market risks.

  - We will choose our common stock investments based on their discount from our appraisal of their corporate intrinsic value, their financial strength, their management, their competitive position, and our assessment of their future earnings potential.

  - We will comply with the diversification standards of the Internal Revenue Code, but will not overdiversify our holdings.

  - We will not impose loads, holding periods, exit fees or 12b-1 charges on our investment partners.

  - We will consider closing the Funds to new investors if our size begins to restrict our ability to manage the portfolios or if closing would otherwise benefit existing shareholders.

  - We will discourage short-term speculators and market timers from joining us, the long-term investors in Longleaf.

  - We will continue our efforts to improve shareholder services.

  - We will communicate with our investment partners as candidly as possible.

GENERAL STRATEGY

Each Fund invests primarily in equity securities of a limited number of companies believed by Southeastern to have unrecognized intrinsic value. The Funds invest in securities of companies located throughout the U.S., and may invest up to 30% of assets in foreign securities.

DIVERSIFICATION

The Funds are non-diversified under the federal securities laws. However, the Funds comply with the diversification standards established by the Internal Revenue Code of 1986 for regulated investment companies.

FUNDS CLOSED TO NEW SHAREHOLDERS

Longleaf Partners Realty Fund is open to new shareholders. Longleaf Partners Fund and Longleaf Partners Small-Cap Fund are currently closed to new shareholders, but remain open to existing shareholders and others related to existing shareholders. See "Funds Closed To New Shareholders" on page 22 for the exceptions.

WHO MAY WANT TO INVEST

The Funds are suitable for shareholders willing to hold their shares through market fluctuations and the accompanying changes in share values. The Funds are not appropriate investments for those seeking short-term price appreciation or for "market timers."

MINIMUM INITIAL INVESTMENT -- NO SALES CHARGES

The minimum initial investment is $10,000. You may purchase shares directly from the Funds without payment of any sales charges. There are no "12b-1" fees or redemption fees. You may also purchase shares through an authorized brokerage firm, which may charge a transaction fee.

GENERAL RISKS OF INVESTMENT

Market values of all types of securities fluctuate with the movement of the securities markets, and the value of the Funds' portfolios and the prices per share will vary. Risks of specific types of securities in which the Funds may invest and in the investment techniques which may be used are discussed in more detail in the text of the Prospectus. There is no assurance that the Funds will achieve their investment objectives.

SHAREHOLDER INQUIRIES

Materials describing the Funds and application forms -- (800) 445-9469

Account status and redemption procedures -- (800) 488-4191

Inquiries about Fund operations -- (901) 761-2474

                                 FUND EXPENSES

Expenses are one of several factors to consider when investing in a mutual fund. The purpose of the following fee table is to provide an understanding of the various costs and expenses that shareholders of the Fund will bear directly or indirectly.



                                             PARTNERS       REALTY       SMALL-CAP
                                               FUND          FUND          FUND
                                             --------       ------       ---------
Shareholder Transaction Expenses
  Sales Load Imposed on Purchases              None          None          None
  Sales Load Imposed on Reinvested Dividends   None          None          None
  Deferred Sales Load                          None          None          None
  Redemption Fee                               None          None          None
Annual Fund Operating Expenses
  (as a percentage of average net assets)
  Management Fees                              0.788%        1.000%        0.901%
  Fee Waiver                                       0             0             0
                                             -------        ------       -------
  Net Management Fees                          0.788%        1.000%        0.901%
  12b-1 Fees                                   None          None          None
Other Expenses
  Administration                               0.100%        0.100%        0.100%
  Shareholder Services - Transfer Agent        0.017%        0.017%        0.017%
  All Other Operating Expenses                 0.037%        0.086%        0.076%
                                             -------        ------       -------
  Total Fund Operating Expenses                0.942%        1.203%        1.094%
                                             =======        ======       =======


EXAMPLE*
You would pay the following                  1 Year         $ 10      $ 12      $ 11
expenses on a $1,000 investment,             3 Years        $ 30      $ 38      $ 35
assuming a 5% annual return and              5 Years        $ 52      $ 66      $ 60
either redemption or no redemption           10 Years       $116      $146      $133
at the end of each time period.

* The Example is based on the "Total Fund Operating Expenses" described above. PLEASE REMEMBER THAT THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND THAT ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. The assumption in the Example of a 5% annual return is required by regulations of the SEC applicable to all mutual funds. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of a Fund's shares.

FINANCIAL HIGHLIGHTS

The following condensed financial information, including total returns, has been The audit report on the 1997 financial statements issued by Coopers & Lybrand conjunction with this condensed financial information. The presentation is for

                                                       NET GAINS
                                                           OR
                                                        (LOSSES)
                                 NET                       ON                                 DISTRI-
                                ASSET                  SECURITIES     TOTAL      DIVIDENDS    BUTIONS
                                VALUE        NET        REALIZED       FROM       FROM NET     FROM     RETURN
                              BEGINNING   INVESTMENT      AND       INVESTMENT   INVESTMENT   CAPITAL     OF
                              OF PERIOD   INCOME(A)    UNREALIZED   OPERATIONS     INCOME      GAINS    CAPITAL
                              ---------   ----------   ----------   ----------   ----------   -------   -------

----------------------------
LONGLEAF PARTNERS FUND
Year ended December 31,
    1997....................   $22.85        $.21        $6.24        $6.45        $(.21)     $(3.11)        -
    1996....................    21.15         .37         4.09         4.46         (.38)      (2.38)        -
    1995....................    17.13         .30         4.40         4.70         (.24)       (.44)        -
    1994....................    16.92         .21         1.30         1.51         (.16)      (1.14)        -
    1993....................    14.70         .10         3.16         3.26         (.09)       (.95)        -
    1992....................    13.34         .07         2.65         2.72         (.07)      (1.29)        -
    1991....................    10.21         .05         3.93         3.98         (.06)       (.79)        -
    1990....................    12.62         .13        (2.16)       (2.03)        (.15)       (.23)        -
Two months ended December
  31, 1989..................    14.30         .03         (.10)        (.07)        (.08)      (1.53)        -
Year ended October 31,
    1989....................    11.25         .18         3.00         3.18         (.13)          -         -
    1988....................     8.69         .14         2.50         2.64         (.08)          -         -

----------------------------
LONGLEAF PARTNERS REALTY FUND
Year ended December 31,
  1997......................    13.97         .19         3.96         4.15        (0.09)      (0.64)    (0.04)
January 2, 1996 (Date of
  Initial Capitalization)
  through December 31,
  1996......................    10.00         .16         3.91         4.07         (.04)       (.05)     (.01)

---------------

  * Annualized
(a) Calculated based on weighted average shares outstanding for the period.
(b) Not applicable for periods prior to 1996.
(c) Aggregate, not annualized.
(d) Before expense limitation fee waiver, this ratio was 1.64%.
(e) Before expense limitation fee waiver, this ratio was 1.60%.
(f) Before expense limitation fee waiver, this ratio was 0.82%.

audited by Coopers & Lybrand L.L.P., independent certified public accountants. L.L.P. appears in the Statement of Additional Information and should be read in a share outstanding throughout each period.

                                              RATIO OF
               NET                            EXPENSES    RATIO OF
              ASSET             NET ASSETS       TO          NET                    AVERAGE
     TOTAL    VALUE               END OF      AVERAGE     INCOME TO    PORTFOLIO   COMMISSION
    DISTRI-   END OF   TOTAL      PERIOD        NET        AVERAGE     TURNOVER       RATE
    BUTIONS   PERIOD   RETURN   (THOUSANDS)    ASSETS    NET ASSETS      RATE       PAID(B)
    -------   ------   ------   -----------   --------   -----------   ---------   ----------


    $(3.32)   $25.98    28.25%(a) $2,605,070    0.94%       0.81%        38.07%     $0.0514
     (2.76)    22.85    21.02      2,300,079    0.95        1.61         33.18       0.0750
      (.68)    21.15    27.50      1,876,467    1.01        1.45         12.60
     (1.30)    17.13     8.96        753,527    1.17        1.18         27.39
     (1.04)    16.92    22.20        397,282    1.26         .63         19.12
     (1.36)    14.70    20.47        243,678    1.29         .50         29.12
      (.85)    13.34    39.19        177,878    1.30         .42         45.11
      (.38)    10.21   (16.35)       129,643    1.32        1.13         52.45
     (1.61)    12.62    (0.47)(c)    148,680    1.31*       1.73*         6.67
      (.13)    14.30    28.38        139,608    1.35        1.37         57.72
      (.08)    11.25    30.69         50,676    1.50(d)     1.40         92.68


     (0.77)    17.35    29.73        737,302    1.20        0.75         28.66       0.0739
      (.10)    13.97    40.69(c)     156,009    1.50(e)      .92(f)       4.28       0.0613

The following condensed financial information, including total returns, has been The audit report on the 1997 financial statements issued by Coopers & Lybrand conjunction with this condensed financial information. The presentation is for

                                                              NET GAINS
                                                                  OR
                                        NET                   (LOSS) ON                              DISTRI-
                                       ASSET        NET       SECURITIES     TOTAL      DIVIDENDS    BUTIONS
                                       VALUE     INVESTMENT    REALIZED       FROM       FROM NET     FROM
                                     BEGINNING     INCOME        AND       INVESTMENT   INVESTMENT   CAPITAL
                                     OF PERIOD   (LOSS)(A)    UNREALIZED   OPERATIONS     INCOME      GAINS
                                     ---------   ----------   ----------   ----------   ----------   -------

-----------------------------------
LONGLEAF PARTNERS SMALL-CAP FUND
Year ended December 31,
    1997...........................   $17.86        $.25        $4.94        $5.19        $(.18)     $ (.69)
    1996...........................    14.46         .03         4.40         4.43         (.02)      (1.01)
    1995...........................    13.28         .12         2.35         2.47         (.12)      (1.17)
    1994...........................    13.49        (.03)         .52          .49            -        (.70)
    1993...........................    11.40        (.06)        2.32         2.26            -        (.17)
    1992...........................    10.67        (.01)         .74          .73            -           -
    1991...........................     8.50         .06         2.17         2.23         (.06)          -
    1990...........................    12.87         .40        (4.18)       (3.78)        (.36)       (.23)
Two months ended December 31,
  1989.............................    13.02         .04          .22          .26         (.05)       (.36)
December 28, 1988 (Date of Initial
  Capitalization) through October
  31, 1989.........................    10.00         .17         2.94         3.11         (.09)          -

---------------

  * Annualized
(a) Calculated based on weighted average shares outstanding for the period.
(b) Not applicable for periods prior to 1996.
(c) Aggregate, not annualized.
(d) Before expense limitation fee waiver, this ratio was 1.59%.

audited by Coopers & Lybrand L.L.P., independent certified public accountants. L.L.P. appears in the Statement of Additional Information and should be read in a share outstanding throughout each period.

                                              RATIO OF
               NET                            EXPENSES    RATIO OF
              ASSET             NET ASSETS       TO          NET                    AVERAGE
     TOTAL    VALUE               END OF      AVERAGE     INCOME TO    PORTFOLIO   COMMISSION
    DISTRI-   END OF   TOTAL      PERIOD        NET        AVERAGE     TURNOVER       RATE
    BUTIONS   PERIOD   RETURN   (THOUSANDS)    ASSETS    NET ASSETS      RATE       PAID(B)
    -------   ------   ------   -----------   --------   -----------   ---------   ----------


    $ (.87)   $22.18    29.04%   $915,259       1.09%        1.18%       16.95%     $0.0514
     (1.03)    17.86    30.64     252,157       1.23          .18        27.97       0.0605
     (1.29)    14.46    18.61     135,977       1.30          .84        32.95
      (.70)    13.28     3.64      99,609       1.38         (.22)       19.79
      (.17)    13.49    19.83      85,087       1.45         (.45)       14.37
         -     11.40     6.87      62,181       1.45         (.03)       25.80
      (.06)    10.67    26.31      60,354       1.43          .60        65.18
      (.59)     8.50   (30.05)     47,894       1.43         3.48        14.93
      (.41)    12.87     2.10(c)    52,176      1.47*        1.60*        3.96
      (.09)    13.02    31.13(c)    43,860      1.50*(d)     1.63*       20.47

THE FUNDS IN DETAIL

--------------------------------------------------------------------------------
LONGLEAF PARTNERS FUND ("PARTNERS FUND"). Under normal circumstances, the Partners Fund invests at least 75% of its equity portfolio (but not less than 65% of total assets) in a limited number of companies having a market capitalization over $1 billion. Most of these securities are listed on the major securities exchanges.

The Partners Fund may invest the remainder of its portfolio in a wide variety of securities, including equity securities of smaller companies that generally have an established market, in debt securities, options, warrants, and other similar investments, and in money market instruments. Current income is not an objective. The Partners Fund will not invest as much as 25% of its net assets in companies in any one industry.

--------------------------------------------------------------------------------
LONGLEAF PARTNERS REALTY FUND ("REALTY FUND"). The Realty Fund seeks maximum total return over the long-term through investment primarily in real estate oriented companies. Investments are selected based upon the potential for long-term capital growth or the realization of high current income, consistent with the overall objective of maximizing total return.

Under normal circumstances, at least 65% of the Realty Fund's total assets will be invested in the equity securities of a limited number of companies in the real estate industry or related industries or in companies which own significant real estate assets.

The Realty Fund may invest the remainder of its portfolio in a wide variety of securities, including securities of non-real estate companies, debt securities, options, warrants, and other similar investments, and money market instruments.

Definition of Companies in the Real Estate Industry. A company is considered in the real estate industry (residential, commercial or industrial) or a related industry if it satisfies one of the following tests:

1. Revenues and Net Profits. At least 50% of the company's gross revenues or net profits are derived from one or more of the following:

   - Construction, ownership, management, operation, financing, sales, or development of real estate

   - Extraction of timber or minerals from real estate owned or leased by the company either as a lessor or as a lessee under a lease granting the designated development or extraction rights

   - Other businesses which have a clear relationship to the ownership, management, use, operation, or development of real estate or appurtenances to real estate

2. Valuation of Assets. At least 50% of the company's appraised value, as determined by the Investment Counsel using its established appraisal procedures for determining intrinsic value, is attributable to one or more of the following:

   - The current appraised value of real estate owned or leased by the company either as lessor or as lessee

   - The current appraised value of timber or minerals on such real estate

   - The current appraised value of the stream of fees or revenues to be derived from the management or operation of real estate or the rights to extract timber or minerals from real estate

Under the above definitions, at least 65% of the Realty Fund's assets will be invested in companies such as the following:

   - Real estate investment trusts

   - Manufacturers and distributors of construction materials, equipment and building supplies

   - Financial institutions which make or service mortgages on real estate

   - Hotel and hotel management companies, retail chains, and railroads

   - Lumber, paper, forest product, timber, mining and oil companies

   - Other similar types of companies with a clear relationship to real estate or the real estate industry

A company engaged in one or more businesses outside the real estate industry will be considered to be in the real estate industry for purposes of compliance with the Fund's investment objective if it satisfies either the Revenues and Net Profits test or the Valuation of Assets test.

Policy on Industry Concentration. With the exception of companies in the real estate or related industries, the Realty Fund will not invest as much as 25% of its net assets in companies in any one industry. As described in the prior section, the Fund's investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed in the real estate industry for purposes of the Realty Fund's investment objective and its policy on industry concentration. This concentration policy will not limit the Fund's purchase of obligations issued by the U.S. Government and its agencies or instrumentalities, or cash equivalents (which will not be used to concentrate investments in a single industry other than real estate).

--------------------------------------------------------------------------------
LONGLEAF PARTNERS SMALL-CAP FUND ("SMALL-CAP FUND"). Under normal circumstances, the Small-Cap Fund invests at least 75% of its equity portfolio (but not less than 65% of total assets) in a limited number of companies with a market capitalization of $1 billion or less. Some of these securities may be traded in the "over the counter" market, the market for securities which are not listed for trading on a Stock Exchange.

The Small-Cap Fund may invest the remainder of its portfolio in a wide variety of securities, including equity securities of larger companies, debt securities, options, warrants, and other similar investments, and money market instruments. Current income is not an objective. The Small-Cap Fund will not invest as much as 25% of its net assets in companies in any one industry.

INVESTMENT MANAGEMENT

INVESTMENT COUNSEL. Southeastern Asset Management, Inc., ("Southeastern"), located in Memphis, Tennessee, is the Funds' Investment Counsel. Since 1975, the firm has been managing securities portfolios for ERISA and government retirement plans, charitable foundations, educational endowments, and individuals. The firm is owned and controlled by its principal officers, with Mr. O. Mason Hawkins, Chairman of the Board and Chief Executive Officer, owning a majority of the outstanding shares. The firm presently manages more than $12 billion in client assets.

PORTFOLIO MANAGERS. Mr. O. Mason Hawkins, Chairman of the Board of Southeastern and the Funds, and Mr. G. Staley Cates, President of Southeastern, are co-portfolio managers of all three Funds. Mr. C. T. Fitzpatrick is the lead co-portfolio manager of the Realty Fund. Collectively, they have primary responsibility for investment management of the specified Funds' portfolios.

INVESTMENT COUNSEL FEES. Each Fund pays Southeastern an investment counsel fee which is accrued daily and paid monthly. The fee is based on the average daily net asset value of the Fund. For the Partners Fund and the Small-Cap Fund, this fee is equal to 1% per annum of the first $400 million in average daily net assets and 0.75% per annum of all additional average daily net assets. For the Realty Fund, the fee is 1% of average daily net assets per annum. Southeastern has agreed to reduce its fees to the extent operating expenses of any Fund (excluding brokerage commissions, interest, taxes, and extraordinary expenses) exceed 1.5% of average annual net assets.

INVESTMENT PHILOSOPHY. Southeastern believes that superior long-term performance can be achieved when positions in financially strong, well-managed companies are acquired at prices significantly below their business value and are sold when they approach their corporate worth. Using this approach, Southeastern views stocks as ownership units in business enterprises. Corporate intrinsic value is determined through careful securities analysis and the use of established disciplines consistently applied over long periods of time. Stocks which can be identified and purchased at prices substantially discounted from their intrinsic worth not only protect investment capital from significant loss but also facilitate major rewards when the true business value is ultimately recognized. Seeking the largest margin of safety possible, Southeastern requires at least a 40% market value discount from its appraisal of a company's intrinsic value before purchasing a security.

Southeastern's investment analysts determine the appraised per share corporate worth of potential investments using current, publicly available financial statements. These are carefully scrutinized, using two primary methods of appraisal. The first assesses what Southeastern believes to be the real economic value of the company's net assets. The second examines the enterprise's ability to generate free cash flow after required or maintenance capital expenditures and working capital needs. Once free cash flow is determined, conservative projections about its rate of future growth are made. The present value of that stream of free cash flow plus its terminal value is then calculated using a conservative discount rate. If Southeastern's projections are accurate, that present value would be the price which buyers and sellers negotiating at arms length would accept for the whole company. In a concluding analysis, the asset value determination and/or the discounted free cash flow value are compared to Southeastern's data bank of sales of comparable businesses.

Southeastern also considers the following in selecting potential investments:

  - INDICATIONS OF SHAREHOLDER ORIENTED MANAGEMENT. In selecting portfolio investments, Southeastern seeks companies with properly incented, ownership vested managements. They must be honest, shareholder oriented, operationally competent individuals capable of allocating corporate resources intelligently. Southeastern is seeking exemplary long-term business partners.

  - EVIDENCE OF FINANCIAL STRENGTH. Southeastern requires companies in the portfolio to have sound financial statements and the potential to generate excess free cash flow from operations.

  - POTENTIAL EARNINGS IMPROVEMENT. The company should be capable of producing both a meaningful improvement in earnings within three to five years and an adequate return on its invested capital.

A particular investment may not include all of the above factors, but Southeastern must be convinced that significant unrealized intrinsic value is present.

TYPES OF INVESTMENTS

Each Fund will generally maintain a fully invested position in common stocks with the characteristics discussed above. The Funds may also invest in other equity securities such as preferred stocks, and in equity securities of Real Estate Investment Trusts or "REIT"s.

The Funds may also purchase warrants, options, financial futures, foreign currency contracts, fixed income securities, and other similar investments, as more fully described in the following sections.

RESTRICTED AND ILLIQUID SECURITIES. Each Fund may invest a maximum of 15% of its net assets in restricted securities (securities which are not registered or which are not deemed to be readily marketable) and all other illiquid securities, including repurchase agreements with maturities of more than seven days. Securities that may be resold without registration under Rule 144A may be treated as liquid for these purposes, in accordance with guidelines established by the Board of Trustees.

Restricted or non-registered securities may be sold only in privately negotiated transactions or in a public offering under an effective registration statement or under Rules 144 and 144A. If registration is required, the particular Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions develop, the Fund might obtain a less favorable price. Restricted securities will be valued as the Board of Trustees determines, in good faith to reflect the fair market value.

FOREIGN SECURITIES. The Funds may invest up to 30% of total assets in foreign issuers which meet the same criteria for investment as securities of domestic issuers, or in sponsored and unsponsored depositary receipts for foreign securities. On the effective date of this Prospectus, one or more of the Funds had investments in companies located in Canada, Australia, the Netherlands, and Japan. The Funds may be subject to additional investment risks when investing in foreign securities. Such risks include currency risks, future political and economic developments, imposition of foreign withholding taxes on dividends and interest income payable on the securities, establishment of exchange controls, seizure or nationalization of foreign deposits, or other foreign governmental restrictions which might adversely affect the payment of principal and interest on such securities. In addition, there may be less publicly available information about a foreign company, and foreign companies may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic companies.

FIXED INCOME SECURITIES. The Funds may invest a maximum of 25% of net assets in investment grade and non-investment grade debt securities of companies and preferred stock. Securities rated non-investment grade (lower than Baa by Moody's Investor Services Inc. or lower than BBB by Standard and Poors Corporation) are sometimes referred to as "high yield" or "junk" bonds. The Statement of Additional Information contains a table summarizing these ratings.

The prices of high yield securities may be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on high yield securities will fluctuate. If the issuer of high yield securities defaults, the Funds may incur additional expenses to seek recovery.

CASH RESERVES. Cash reserves, held to provide flexibility to take advantage of new investment opportunities and for other cash needs, will be invested in money market instruments and generally will not exceed 15% of total assets. If

Southeastern has difficulty finding an adequate number of undervalued equity securities, all or any portion of assets may also be invested temporarily in money market instruments. Cash reserves in excess of 35% of total assets will be held for defensive purposes only.

Money market instruments will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and obligations subject to repurchase agreements for these instruments. A repurchase agreement permits an investor to purchase a U.S. Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest.

Other acceptable money market instruments include commercial paper rated by any nationally recognized rating agency, such as Moody's or Standard & Poor's, certificates of deposit, bankers' acceptances issued by domestic banks having total assets in excess of $1 billion, and money market investment companies (each limited to a maximum of 5% of total assets).

INVESTMENT TECHNIQUES

All of the Funds may use the following investment techniques or investment tools, subject to the accompanying restrictions. These investment tools provide investment flexibility and enable Southeastern to reduce investment risk through hedging the portfolio when appropriate, managing foreign currency exposure when investing in foreign securities, and managing potential income tax liabilities. Southeastern intends to use these investment flexibilities primarily when, in its opinion, they would be effective to manage or reduce risk.

BORROWING. The Funds may borrow up to 30% of total assets for temporary or emergency purposes such as clearing trades or processing redemptions, and for increasing portfolio holdings. Each Fund must maintain continuous asset coverage of 300% in a segregated account with respect to borrowings and within three days assign additional portfolio holdings to restore such coverage if it should decline to less than 300%. Leveraging may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Funds' net asset value. Money borrowed also will be subject to interest and other costs which may include commitment fees and/or the cost of maintaining minimum average balances. These expenses may exceed the income received from the securities purchased with borrowed funds.

OPTIONS ON SECURITIES AND STOCK INDICES. The Funds may write (i.e., sell) put and call options and purchase put and call options on securities or stock indices. An option on a security is a contract that gives the purchaser, in return for the premium paid, the right to buy a specified security if it is a call option, or to sell a specified security if it is a put option, from or to the writer of the option at a designated price during the term of the option. An option on a stock index gives the purchaser, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

The Funds may write a call or put option only if the option is "covered." While the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the call, hold a call at the same or lower exercise price or otherwise hold securities or segregate assets to cover the call. For the same exercise period, and on the same securities as the written call, a put is covered if the Fund maintains collateral consisting of cash, liquid money market instruments, or U.S. government securities with a value equal to the exercise price in a segregated account, or holds a put on the same underlying security at an equal or greater exercise price. The value of the underlying securities on which options may be written at any one time will not exceed 25% of the total assets of the Fund.

FUTURES CONTRACTS. The Funds may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contacts and options on any of these. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.

FORWARD FOREIGN CURRENCY CONTRACTS. The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date. The contract is individually negotiated and privately traded by currency traders and their customers.

When the Fund purchases or sells a security denominated in a foreign currency, Southeastern may desire to "lock in" the U.S. dollar price relative to the foreign currency by entering a forward contract to buy the equivalent amount of the foreign currency. Currency hedging balances the currency risk in portfolio investments. Fluctuations between the U.S. dollar and the foreign currency become of no concern. A foreign equity security should offer the opportunity for appreciation exclusive of significant currency fluctuations. Not all foreign currencies can be hedged. If a foreign company's assets or operations are located substantially in the U.S. or across multiple countries, its securities may not require currency hedging. Thus, Southeastern may or may not elect to hedge currency as part of the investment process.

When Southeastern believes that the currency of a particular foreign country may sustain substantial movement against another currency, it may "cross hedge." Cross hedging entails entering into a forward contract to sell or buy the amount of the foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the portfolio securities denominated in that foreign currency. Forward transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times involve currencies other than those in which its portfolio securities are denominated.

RISK OF OPTIONS, FUTURES AND FOREIGN CURRENCY CONTRACTS. Using puts and calls in conjunction with each other for hedging purposes can reduce market risks. However, when used separately, options and futures have risks. For example, the price movements of the securities underlying the options and futures may not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options and futures depend on the ability to predict correctly the direction of stock prices, interest rates, and other economic factors. Where a liquid secondary market for options or futures does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited.

LOANS OF PORTFOLIO SECURITIES. The Funds may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of total assets. Such loans must be secured by liquid collateral in an amount at least equal to the current market value of the securities loaned, marked-to-market daily. The Funds may terminate the loans at any time and obtain the return of the securities loaned within three business days. During the period of the loan, the Funds continue to receive any interest or dividends paid on the loaned securities.

SHORT SALES. The Funds may enter into short sales, provided the dollar amount of short sales at any one time would not exceed 25% of net assets, and the value of securities of any one issuer in which the Funds are short would not exceed 5% of net assets. The Funds must maintain liquid collateral in a segregated account equal to the current market value of the shorted securities, marked-to-market daily. These restrictions do not apply to short sales against the box, where the Funds own an equal amount of the securities sold short or securities convertible into or exchangeable into an equal amount of securities of the same issuer sold short, without additional payment.

OTHER RISK FACTORS

There is no assurance that any of the Funds will achieve their investment objectives. Market values of all types of securities fluctuate and the value of the Funds' portfolios and the prices per share will vary, based on general stock market conditions. Liquidity risks can limit the ability of the Funds to sell portfolio securities at current market valuations. Fixed income securities have interest rate risks, which cause a decline in their principal values when interest rates rise. For these and other reasons, the value of your investment as a shareholder at redemption may be more or less than the purchase price.

Because the Realty Fund generally invests at least 65% of its assets in real estate oriented companies, it may be subject to risks normally associated with the direct ownership of real estate. Thus, the value of its shares may change at different rates than shares of a mutual fund with investments in many different industries.

DIVERSIFICATION

The Funds are classified as non-diversified under the Investment Company Act of 1940 and have no diversification requirements under the federal securities laws. The Funds comply with the diversification standards of Subchapter M of the Internal Revenue Code of 1986. With respect to 50% of total assets, not more than 5% of total assets may be invested in the securities of any one issuer and the Funds may not acquire more than 10% of all outstanding voting securities of any one issuer; with respect to the other 50% of total assets, not more than 25% of total assets may be invested in the securities of any one issuer or related issuers.

Under these diversification requirements, the Funds must, when fully invested, own at least twelve securities positions. Ten of the positions may not exceed 5% of total assets each at the time of purchase; the remaining two positions could each comprise 25% of total assets at the time of purchase. Generally, Southeastern anticipates that the portfolios will consist of more than twelve positions. To the extent that the Funds are less diversified, they may be more susceptible to adverse economic, political, or regulatory developments affecting a single investment than if they were more broadly diversified.

PORTFOLIO TURNOVER

The Funds may engage in short-term trading, but this strategy will not be used as a primary means of achieving their investment objectives. The Funds cannot accurately predict portfolio turnover. In past years, portfolio turnover has generally been less than 50%. There are no limits on the rate of portfolio turnover, and investments will be sold without regard to the length of time held when investment considerations support such action. Higher turnover rates, such as rates over 100%, involve greater commissions and transaction costs.

FUND ADMINISTRATION AND OPERATIONS

FUND ADMINISTRATOR. As Fund Administrator, Southeastern provides all business, administrative and compliance services for the Funds. For these services, the firm receives an Administration Fee of 0.10% of average net assets per annum, accrued daily and paid monthly. The Funds pay all direct expenses of their operations, such as professional association fees, insurance premiums, registration fees, and costs of printing, postage, and supplies. The Funds also reimburse Southeastern for computer licensing fees for mutual fund software programs and the salary of the Funds' Treasurer.

BOARD OF TRUSTEES. Each Fund has a separate Board of Trustees which oversees all operations of the Funds. The same six Trustees serve all Funds. Four of the six Trustees are independent and are not affiliated with Southeastern. Each Fund Board elects officers who are also officers or employees of Southeastern. The business operations of each Fund are performed by the officers and employees of Southeastern under its operating agreements with the Funds.

                               BOARD OF TRUSTEES

O. MASON HAWKINS*, CFA, Chairman of the Board and Chief Executive Officer; Co-Portfolio Manager.

Founder and Director, Southeastern Asset Management, Inc. (since 1975); Director of Research, First Tennessee Investment Management Company, Memphis, TN (1974-
1975); Director of Research, Atlantic National Bank, Jacksonville, FL (1972-1974); Director, Mid-America Apartment Communities, Inc. (since 1993).

Education: B.S.B.A., Finance, University of Florida, 1970; M.B.A., University of Georgia, 1971.

W. REID SANDERS*, Trustee and President.

Founder and Director, Southeastern Asset Management, Inc. (since 1975); Investment Officer, First Tennessee Investment Management Company, Memphis, TN (1973-1975); Credit Analyst and Commercial Lending Official, Union Planters National Bank, Memphis, TN (1972-1973).

Education: B.A., Economics, University of Virginia, 1971.

CHADWICK H. CARPENTER, JR., Trustee.

Private investor and consultant to several software startups. Currently a board member of Indus River Networks and Call Technologies, which are developing products for virtual private networks and telephony respectively. Previously spent 14 years in senior executive officer positions at Progress Software Corporation (a leading provider of software products used by developers to build and deploy commercial applications worldwide). Prior to 1983, Manager of MIMS Systems Operation, General Electric Information Services Company; Senior Consultant, Touche Ross & Company.

Education: B.S., Electrical Engineering, Massachusetts Institute of Technology, 1971; M.S., Electrical Engineering, Massachusetts Institute of Technology, 1972.

DANIEL W. CONNELL, JR., Trustee.

Senior Vice President -- Marketing, Jacksonville Jaguars, Ltd., Jacksonville, FL (since 1994) (National Football League franchise); Executive Vice
President -- Corporate Banking Group and other officer positions, First Union National Bank of Florida, Jacksonville, FL (1970-94); Chairman, Jacksonville Chamber of Commerce (1997); Commissioner, Jacksonville Economic Development Commission; Advisory Director, First Union National Bank of Florida.

Education: B.S.B.A., University of Florida, 1970.

STEVEN N. MELNYK, Trustee.

Vice President, The St. Joe Company, Jacksonville, Florida. Chairman of the Executive Committee and President, Riverside Golf Group, Inc., (1987-97), Jacksonville, FL (a corporation engaged in the design, construction and operation through ownership of golf courses throughout the southeastern US); Golf commentator and sports marketing executive, ABC Sports (since 1991) and CBS Sports (1982-1991); Founding director and former Chairman, First Coast Community Bank, Fernandina Beach, FL; Winner of U.S. Amateur Championship, 1969, and British Amateur Championship, 1971.

Education: B.S.B.A., Industrial Management, University of Florida, 1969.

C. BARHAM RAY, Trustee.

Chairman of the Board and Secretary, SSM Corporation, Memphis, TN (since 1974) (a corporation serving as a financial advisor in the evaluation of private businesses, in the negotiation and structuring of purchase and sale transactions of private businesses and as a venture capital investor); Director, Financial Federal Savings Bank, Memphis, TN.

Education: B.A., Vanderbilt University, 1968; M.B.A., University of Virginia, 1973.

---------------
* Mr. Hawkins and Mr. Sanders are employed by the Investment Counsel and each is deemed to be a Trustee who is an "interested person", as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940. Mr. Carpenter serves as Chairman of the Audit Committee, which is composed of all Trustees who are not affiliated with the Investment Counsel.

                            OTHER EXECUTIVE OFFICERS

INVESTMENT MANAGEMENT

G. STALEY CATES, CFA, Co-Portfolio Manager; Vice President -- Investments.

Professional Experience:  President, Southeastern Asset Management, Inc. (since
1994); Vice President, Southeastern Asset Management, Inc. (1986-1994).

Education:  B.B.A., Finance, University of Texas, 1986.

C. T. FITZPATRICK, III, CFA, Co-Portfolio Manager of Longleaf Partners Realty Fund; Vice President -- Investments.

Professional Experience: Vice President, Southeastern Asset Management, Inc. (since 1990); Financial Analyst, Merrill Lynch Capital Markets (1986-88).

Education: B.A., Corporate Finance, University of Alabama, 1986; MBA, Finance, Vanderbilt University, 1990.

JOHN B. BUFORD, CFA, Vice President -- Investments.

Professional Experience: Southeastern Asset Management, Inc. (since 1990); Vice President, First Tennessee Bank (1989-90); Commercial Lending Officer/Credit Analyst, Metropolitan National Bank (1985-88).

Education:  B.B.A., Finance, University of Texas, 1985.

FRANK N. STANLEY, III, CFA, Vice President -- Investment.

Professional Experience: Vice President, Southeastern Asset Management, Inc. (since 1984); Portfolio Manager and Analyst, Montag & Caldwell, Atlanta, GA (1974-1984); Investment Officer, Atlantic National Bank, Jacksonville, FL (1972-1974).

Education: B.S., Management, Georgia Institute of Technology, 1964; Graduate study, Emory University, 1965; M.B.A., Marketing, University of Florida, 1970.

FUND OPERATIONS

CHARLES D. REAVES, Executive Vice-President.

Professional Experience: General Counsel, Southeastern Asset Management, Inc. (since 1988); Vice President in corporate finance, Porter, White & Yardley, Inc., Birmingham, AL (1986-1988); Senior Vice President -- Finance and Secretary (1981-1986) and Vice President and General Counsel (1974-1981), Saunders System Inc., Birmingham, AL.

Education: J.D., University of Alabama, 1961; L.L.M. (Taxation), Georgetown University Law Center, 1966; M.B.A., Emory University, 1981.

JULIE M. DOUGLAS, CPA, Executive Vice President -- Operations & Treasurer.

Professional Experience: Southeastern Asset Management, Inc. (since 1989); Audit Supervisor and Audit Senior, Coopers & Lybrand, Birmingham, AL and Pittsburgh, PA (1984-1989).

Education:  B.S., Accounting, Pennsylvania State University, 1984.

MARKETING AND ADMINISTRATION

LEE B. HARPER, Executive Vice President -- Marketing.

Professional Experience: Southeastern Asset Management, Inc. (since 1993); Consultant, IBM Corporation, Memphis, TN (1989-1993); Business Analyst, McKinsey & Company, Atlanta, GA (1985-1987).

Education:  B.A., University of Virginia, 1985; M.B.A., Harvard University,
1989.

RANDY D. HOLT, CPA, Vice President -- Secretary.

Professional Experience: Vice President and Secretary, Southeastern Asset Management, Inc. (since 1994); Secretary/Treasurer (1985-1994); Ott, Baxter, Holt (1983-1985); A.M. Pullen & Co. (1982-1983); Harry M. Jay & Associates (1978-1982).

Education:  B.S., Accounting, University of Tennessee, 1976.

FUNDS CLOSED TO NEW SHAREHOLDERS

Longleaf Partners Realty Fund is open to new investors. Longleaf Partners Fund and Longleaf Partners Small-Cap Fund are closed to new shareholders until further notice, but remain open to the following investors:

(1) Shareholders of the particular Fund on the date of its closing and their immediate family members.

(2) Shareholders who had an account balance of at least $250,000 in one of the Longleaf Partners Funds on July 31, 1997.

(3) Financial Advisors or Consultants having clients invested in the particular Fund on July 31, 1997.

(4) Institutions or affiliates having an investment advisory relationship with Southeastern Asset Management, Inc. of at least $2,000,000.

(5) Employees and affiliates of Southeastern Asset Management, Inc. and their relatives.

Any investor seeking one of the above exceptions must obtain prior approval of Fund management. A current shareholder of the Partners Fund or the Small-Cap Fund who redeems an account below the minimum initial investment of $10,000 will not be allowed to make further investments until these Funds have re-opened to new investors.

HOW TO OPEN AN ACCOUNT

REGULAR ACCOUNTS. To invest in Longleaf Partners Funds, complete, sign and mail the account application to the address below. THE MINIMUM INVESTMENT FOR EACH FUND IS $10,000.

                            Longleaf Partners Funds
                                P.O. Box 419929
                           Kansas City, MO 64141-6929

INDIVIDUAL RETIREMENT ACCOUNTS. You can open a regular or Roth IRA by requesting the IRA Application kit. The kit contains an explanation of tax considerations and information on the trustee, State Street Bank. After reading the information, fill in the application and the transfer form and mail to the above address. THE MINIMUM INITIAL INVESTMENT IS $10,000, WHICH MUST BE SATISFIED PRIMARILY BY TRANSFERRING FUNDS FROM AN EXISTING IRA OR A QUALIFIED RETIREMENT PLAN. YOU WILL BE CHARGED AN INITIAL SET-UP FEE OF $15 AND A $10 ANNUAL MAINTENANCE FEE.

HOW TO PURCHASE SHARES

You may obtain shares of the Funds by two different methods. (1) You may invest directly with the Funds (using the following instructions) and you will not be charged a transaction fee. (2) You may purchase shares through an authorized broker of your choice and the broker may charge an additional transaction fee for its services. All applications to purchase shares are subject to acceptance by the Funds.

For all types of accounts, the minimum initial investment for a direct purchase from the Funds is $10,000 for each Fund. There are no minimum requirements on subsequent purchases. Authorized brokers may have different minimum investments. The public offering price is the net asset value per share at the next market close after the transfer agent receives an order with all required documentation.

BY MAIL. To purchase shares for new or existing accounts by mail, send a check payable to Longleaf Partners Funds along with the remittance stub from the bottom of your most recent transaction statement to:

                            Longleaf Partners Funds
                                P.O. Box 419612
                           Kansas City, MO 64141-6929

INCLUDE THE NAME OF THE FUND AND YOUR ACCOUNT NUMBER ON THE CHECK. THE FUNDS DO NOT ACCEPT THIRD PARTY CHECKS.

If your check is returned because of insufficient funds or because you have stopped payment, you will be responsible for any losses sustained by the Fund from custodian or transfer agent fees or a decline in the net asset value when the shares issued are cancelled. If you are an existing shareholder, the Fund may collect losses by redeeming the appropriate amount from your account.

BY WIRE.  You may purchase shares by bank wire transfer. To do so:

- Call the transfer agent at (800) 488-4191 to establish an account. Be prepared to provide all information requested on the application. Your account number will be assigned.

- Instruct your bank to wire funds as follows:

   -    State Street Bank, Boston, MA
   -    ABA routing number 011000028
   -    A/C# 9905-023-9
   -    Specify Longleaf Partners Funds # ___
        #133 Longleaf Partners Fund
        #135 Longleaf Partners Realty Fund
        #134 Longleaf Partners Small-Cap Fund
   -    Your account number and your name

Amounts transferred by bank wire are considered received on the same day they are deposited in the Fund account if received before the close of the New York Stock Exchange, usually at 4:00 p.m. Eastern Time. If received later, shares will be purchased at the following business day's closing price. Wire transfers should be initiated as early in the day as possible to assure receipt before the close of the

Exchange. A completed application must be sent to the Fund as soon as possible. No redemptions can be paid until the Fund receives a completed application.

BY AUTOMATIC MONTHLY INVESTMENT. After you have opened an account, you can arrange for automatic investments of $100 or more by filling in the Automatic Monthly Investment Plan section of the application and sending a voided check from your bank account. There is no charge for the Automatic Monthly Investment Plan, but your bank or credit union may charge a service fee. Transfers will occur on the business day on or about the 21st day of each month, as affected by weekends and bank holidays. Cancellation of the plan or a change in the amount of the withdrawal must be made in writing.

CERTIFICATES. To receive a stock certificate with your purchases, you must send written instructions. Unless shares are purchased with wired funds, your certificate will not be issued until 15 days after your purchase. Please note that if you request certificates, you cannot redeem those shares without returning the certificates. If you lose your certificates, you may incur a cost to replace them.

PURCHASES AND REDEMPTIONS OF FUND SHARES THROUGH BROKERAGE FIRMS. You may purchase and redeem shares through securities brokerage firms having agreements with the Longleaf Funds. The brokerage firm may charge transaction fees. Investors using brokerage firms to purchase and redeem Fund shares will follow the brokerage firm's procedures. Those procedures take precedence over any instructions for opening accounts directly with the Fund. The brokerage firm is responsible for supplying its clients who are Fund shareholders with periodic account statements, Prospectus and financial reports.

BROKER/DEALER AND INSTITUTIONAL INVESTMENTS. Upon execution of formal trading agreements, the Funds will accept telephone trade orders under $100,000 from NASD members or other institutional investors. Larger phone orders require special approval by the Funds. The Funds also offer automated trading through their transfer agent, NFDS. In addition, institutional investors may establish pre-authorized fax redemption privileges. Please contact the Funds directly to obtain more information regarding these special processing options.

For ALL trading, full payment must be received within one day of the trade date. The entity placing the order will be responsible for any loss resulting from non-settlement. All purchase minimums and other requirements specified in trading agreements must be followed to remain in good standing. The Funds may withdraw trading privileges if it is in their best interests.

HOW TO REDEEM SHARES

PROCEDURES. At any time, you may withdraw any portion of your account in a share or dollar amount. Redemption proceeds are mailed within one week of receipt of the redemption request in Good Order. Good Order means that you have a completed application on file and that the redemption request includes:

  - Account number and fund name -- Longleaf Partners Fund (#133); Longleaf Partners Realty Fund (#135); Longleaf Partners Small-Cap Fund (#134).

  - Amount of the transaction (specified in dollars or shares)

  - Signatures of all owners exactly as they are registered on the account

  - Signature guarantees if required and applicable (see below)

  - Fund certificates if applicable

  - Other supporting legal documents that may be required in cases of estates, corporations, trusts and certain other accounts

If you have questions about these requirements, please call the transfer agent at (800) 488-4191.

A Fund must have received payment for the shares being redeemed, and may delay redemption payment (for up to 15 days from the date of purchase) until collected payment for the initial share purchase has been received.

REDEMPTION PRICE AND FEES. The redemption price is the net asset value per share at the next market close after receipt of a redemption request in good order. The redemption price may be more or less than the shares' original cost. The Funds charge no redemption fees. IRA accounts will remain subject to the full $10 annual maintenance fee in the year of redemption.

BY MAIL.  Mail your redemption requests and required documentation to:

                            Longleaf Partners Funds
                                P.O. Box 419929
                           Kansas City, MO 64141-6929

The Funds suggest that you send redemption requests by registered or certified mail to the above address or by overnight courier to:

                            Longleaf Partners Funds
                           c/o NFDS, Transfer Agent;
                           1004 Baltimore, 5th Floor;
                             Kansas City, MO 64105;
                           Telephone (800) 488-4191.

BY TELEPHONE. You may redeem up to $100,000 by telephone from your regular account, if you have so elected on the application or by the change of status form. Telephone redemptions may not be used for IRA's. Proceeds of telephone redemptions will be sent only to the address of record or will be wired only to the pre-determined commercial bank account. If you call before 4:00 p.m. Eastern Time, you will receive that day's closing price; redemption requests made after 4:00 p.m. Eastern Time will receive the next day's closing price. Once initiated, a telephone redemption request cannot be changed or cancelled. Any changes in the instructions for your account must be made in writing, with a signature guarantee. The transfer agent may verify these changes before a redemption.

The transfer agent employs reasonable procedures to confirm that instructions communicated by telephone are genuine. When these procedures are followed, the Funds and the transfer agent are not liable for losses caused by following telephone instructions which are reasonably believed to be genuine. The Funds reserve the right to revise or terminate the telephone redemption privilege at any time.

SIGNATURE GUARANTEE. Redemptions over $100,000 must be made in writing and require a signature guarantee. The signatures must correspond to all names in which the account is registered and all registered owners must sign the request and have their signatures guaranteed. To obtain a signature guarantee, a member firm of a domestic stock exchange, a U.S. commercial bank or other financial institution that is an eligible guarantor institution must witness the signature and stamp the document with the appropriate certification. A notary public is NOT an eligible guarantor.

OTHER INFORMATION. Longleaf Partners Funds may suspend redemption rights or postpone payments at times when the New York Stock Exchange is closed for other than weekends or holidays or under emergency circumstances permitted by the U.S. Securities and Exchange Commission.

SHAREHOLDER SERVICING

TRANSFER AGENT. National Financial Data Services ("NFDS"), an affiliate of State Street Bank and Trust Company, serves as transfer agent and dividend disbursing agent. NFDS maintains all shareholder accounts and records, processes all transactions including purchases, redemptions, transfers and exchanges, prepares and mails account confirmations and correspondence, issues stock certificates, and handles all account inquiries. PLEASE DIRECT ALL QUESTIONS REGARDING YOUR ACCOUNT TO NFDS AT (800) 488-4191. Southeastern Asset Management does not process account transactions and will forward all correspondence to NFDS in Kansas City, which will process the transaction when the materials are received.

CONFIRMATION AND REPORTS. If you invest directly with the Funds, you will receive a confirmation statement after each transaction and a statement of your account status after the end of each calendar quarter. You will also receive all tax documentation as required by the IRS. In addition, you will receive quarterly, semi-annual and audited annual reports which provide information on the Funds' portfolio of investments. If you invest through a brokerage firm, shareholder materials will be sent by that firm.

HOW SHARES ARE PRICED

The net asset value per share is determined as of the close of trading on each day that the New York Stock Exchange is open for business. Net asset value per share is computed by taking the value of all assets of the portfolio, subtracting its liabilities as accrued daily, and dividing by the number of shares outstanding. Presently, the New York Stock Exchange closes at 4:00 p.m. Eastern Standard or Eastern Daylight Time. In the calculation of net asset value:

  (1) Portfolio securities listed or traded on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sale price; if there were no sales that day, securities listed on major exchanges are valued at the midpoint between the latest available and representative bid and ask prices;

  (2) All other portfolio securities for which over-the-counter market quotations are readily available are valued at the midpoint between the latest available and representative bid and ask prices;

  (3) When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Funds' Trustees;

  (4) Valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors;

  (5) The fair value of short term United States Government obligations and other debt securities will be determined on an amortized cost basis; and

  (6) The value of other assets, including restricted and not readily marketable securities, will be determined in good faith at fair value under procedures established by and under the general supervision of the Trustees.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS. Each Fund pays dividends from net investment income and distributes realized capital gains, usually at the end of December. All dividends and distributions are reinvested automatically in additional shares of the Fund, unless you notify the transfer agent that you desire to receive cash distributions. The reinvestment price is the net asset value on the ex-dividend date.

The net asset value per share on the ex-dividend date is calculated by reducing the normal net asset value by the amount of the distribution. Any distribution paid shortly after a purchase of shares will be fully taxable. In mid-December, you may request information on projected dividend amounts and the record and payment dates by calling (800) 488-4191.

TAXES. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Federal Internal Revenue Code of 1986, and will distribute substantially all net investment income and net realized capital gains as dividends. Management expects that the Funds will not incur any significant Federal income tax liability. Should a Fund fail to distribute the required minimum amounts, it would be subject to a non-deductible 4% excise tax on certain undistributed taxable income and realized capital gains.

Promptly after the close of each taxable year, the Funds will provide information on the proper classification of any net investment income and capital gains distributions, and the amounts of any returns of capital or other special reclassifications.

Shareholders subject to Federal income taxation must report all distributions as income, even if reinvested, and states may also tax Fund distributions.

A portion of these distributions may qualify for the corporate dividends-received deduction. Distributions from a REIT, and dividends attributable to such distributions, will not constitute "dividends" for purposes of the dividends-received deduction applicable to corporate shareholders. In addition, rental income or income from the disposition of real property acquired as a result of a default on securities could adversely affect the Funds' ability to retain the tax status as a regulated investment company.

This discussion about taxes is an abbreviated summary of the provisions of the Federal Internal Revenue Code and Regulations. For more information, see the section entitled "Additional Tax Information" in the Statement of Additional Information. These provisions are subject to change by legislative or administrative action. Shareholders should consult their own tax advisors for more detailed information concerning federal, state and local income taxation of investment company distributions in their particular circumstances.

OTHER INFORMATION

SIGNIFICANCE OF FUND NAMES. The name "Longleaf", derived from the longleaf pine, a majestic, sturdy tree indigenous to the southeastern United States, represents the qualities of strength and endurance. A second element of the name is the word "Partners." In selecting portfolio investments, Southeastern seeks corporate managers who would make exemplary long-term business partners. They should be properly incented, ownership vested, honest, shareholder oriented, operationally competent individuals who are capable of allocating corpo-rate resources intelligently. The Funds endeavor to be supportive long-term "partners" with management of the companies in the portfolios. Correspondingly, Southeastern's own partners, other personnel, and relatives, are major investors in the Funds. Management considers itself a "partner" with Fund shareholders in seeking long-term capital growth. The Funds desire loyal, long-term investors as shareholders who view themselves as "partners" with Fund management.

CODE OF ETHICS. The Funds and Southeastern Asset Management, Inc. have adopted a Code of Ethics which requires all employees to limit their investments in publicly offered equity securities to shares of the Longleaf Partners Funds unless prior clearance is received for any other personal securities transactions. All employees must report their personal securities transactions at the end of each quarter. Any material violation of the Code of Ethics is reported to the Board of the Funds. The Board also reviews the administration of the Code of Ethics on an annual basis.

Except for certain types of investments not appropriate for the Funds, the independent Trustees of the Funds must also obtain clearance before making personal securities investments to avoid conflicts of interest with purchases and sales by the Funds. They have also adopted a policy requiring each independent Trustee to invest in the Funds an amount at least equal to their Trustees' fees.

PORTFOLIO BROKERAGE. Southeastern makes decisions to buy or sell investment securities for the Funds under the supervision of the Board of Trustees. Southeastern has authority to place orders with selected brokerage firms for the Funds' investment portfolio transactions. Southeastern uses its best efforts to obtain the most favorable price and execution, as more fully described in the Statement of Additional Information. The Funds may pay higher commissions to certain brokers for particular transactions than might be charged by a different broker if Southeastern believes that the most favorable price and execution may be obtained by doing so.

The Board of Trustees has authorized Southeastern to consider research and other investment information provided by a brokerage firm, its sales of shares of the Funds, and the supplying of other economic benefits which reduce the Funds' expenses as factors in selecting brokerage firms qualified to execute portfolio transactions for the Funds. The Funds may pay higher commissions to secure research and investment services and other specific benefits, subject to review by the Board of Trustees. Sales of Fund shares by a broker are one factor among others that Southeastern considers in allocating portfolio transactions, but higher commissions will not be paid solely for sales of Fund shares. The Funds are not committed to execute portfolio transactions through any particular brokerage firms which provide investment research information, or which sell shares of the Funds or provide other benefits. The Board of Trustees monitors executions of portfolio transactions at least quarterly.

INVESTMENT PERFORMANCE INFORMATION. The Funds may publish their total returns from time to time in advertisements and in communications to shareholders. Performance is calculated using an industry standardized formula, as more fully described in the Statement of Additional Information. Total return information will include the average annual compounded rate of return for the one, five, and ten year periods (or since inception) ended at the close of the most recent calendar quarter. Each Fund may also advertise or provide aggregate and average total return information for different periods of time, such as the latest calendar quarter or for the calendar year-to-date. Total return includes changes in net assets value per share and reinvestment in additional shares of any dividends from net investment income or other distributions.

Investment results will fluctuate over time, and an investment may be worth more or less than the purchase price, depending on the timing of the investment and stock market performance. Any presentation of total return for any prior periods is not intended to represent future total returns.

Each Fund may compare its performance to that of widely recognized unmanaged stock market indices, such as the Standard & Poor's 500 Stock Index as well as other more specialized indices. The Funds may also compare their performance with that of other mutual funds having similar investment objectives and with the industry as a whole, as determined by outside services such as Lipper Analytical Services, Inc., CDA Technologies, Morningstar, Inc., and The Value Line Mutual Fund Survey. The Funds may also provide information on their relative rankings as published in such newspapers and magazines as The Wall Street Journal, Barron's, Forbes, Business Week, Money, Financial World, and other similar publications.

STATE OF ORGANIZATION. Longleaf Partners Funds Trust was organized as a Massachusetts business trust on November 26, 1986. It now has three series or portfolios -- Longleaf Partners Fund, Longleaf Partners Realty Fund and Longleaf Partners Small-Cap Fund. Each series may issue an unlimited number of shares of beneficial interest, all of which are of one class and have equal rights as to voting, redemption, dividends and liquidation. Upon receipt of payment for shares, all shares issued and outstanding are fully paid and nonassessable and are redeemable at the net asset value per share at the option of shareholders as more fully described in the section entitled "How to Redeem Shares". Shares have no preemptive or conversion rights. For information on limitation of liability and indemnification of Shareholders, Trustees and other affiliated parties, see the section in the Statement of Additional Information entitled "Limitation of Liability of Shareholders, Trustees and Others". The registered address in the Commonwealth of Massachusetts is Two Oliver Street, Boston, Massachusetts 02109.

A mutual fund which is a Massachusetts business trust is not required by state law to hold annual meetings of shareholders. Accordingly, shareholders' meetings must be held only when required by the Investment Company Act of 1940. The Board of Trustees will determine whether annual meetings will be held in the future when not specifically required.

EXCEPTIONS TO INVESTMENT MINIMUM. The minimum initial purchase requirement is not applicable to Trustees or officers of the Funds or to directors, officers or employees of the Investment Counsel. These persons and their relatives may open an account with a minimum initial investment of $1,000. Members of the immediate families of shareholders having invested at least $250,000 in one Fund may open an account with a minimum initial investment of $5,000 in the same Fund. Personnel of clients having private accounts of at least $2,000,000 may also open Fund accounts with a minimum initial investment of $5,000. Any investor seeking one of the above exceptions must obtain prior approval of Fund management.

YEAR 2000 ISSUES. Southeastern has focused on the year 2000 computer conversion issue and management believes that there should be a smooth transition on the part of suppliers of services to the Funds. The portfolio accounting system used by Southeastern for its advisory clients is supplied by a publicly traded company, which has stated in a release that the year 2000 problem has been overcome by re-engineering its computer system to handle the century date. The fund accounting software used by the Funds is supplied by an outside vendor, and that system has been running on four-digit year information since 1996. The Funds' custodian bank, transfer agent, and outside pricing services, all of which have a significant presence in the mutual fund industry, have reported that the necessary conversion process is in progress, and they appear to have dedicated the appropriate level of resources to solve the problem.

       LOGO
                            LONGLEAF PARTNERS FUNDS
                    Send completed application and check to:
      Longleaf Partners Funds, P.O. Box 419929, Kansas City, MO 64141-6929

NEW ACCOUNT APPLICATION

DO NOT USE THIS FORM TO OPEN AN IRA. For an IRA application or for more information, call (800) 488-4191. PLEASE PRINT. Remember to complete and sign section 8 on the reverse of this application and retain a copy.

1. ACCOUNT REGISTRATION (CHECK ONE BOX ONLY)

[ ] INDIVIDUAL

--------------------------------------------------------------------------------
OWNER'S NAME (FIRST, INITIAL, LAST)

--------------------------------------------------------------------------------
OWNER'S SOCIAL SECURITY                                     BIRTHDAY (MO/DAY/YR)

[ ] JOINT

--------------------------------------------------------------------------------
JOINT OWNER'S NAME (FIRST, INITIAL, LAST)

--------------------------------------------------------------------------------
JOINT OWNER'S SOCIAL SECURITY                               BIRTHDAY (MO/DAY/YR)

[ ] GIFT TO MINOR

--------------------------------------------------------------------------------
ADULT CUSTODIAN'S NAME (ONE NAME ONLY. FIRST, INITIAL, LAST)

--------------------------------------------------------------------------------
MINOR'S NAME (ONE NAME ONLY. FIRST, INITIAL, LAST)

--------------------------------------------------------------------------------
MINOR'S STATE OF RESIDENCE

--------------------------------------------------------------------------------
MINOR'S SOCIAL SECURITY NUMBER                      MINOR'S BIRTHDAY (MO/DAY/YR)

[ ] TRUST                  [ ] CORPORATION  [ ]401(K)                  [ ] OTHER
(check one)

--------------------------------------------------------------------------------
NAME OF TRUST OR ENTITY

--------------------------------------------------------------------------------
TRUSTEE NAME

--------------------------------------------------------------------------------
ADDITIONAL TRUSTEE NAME, IF ANY

--------------------------------------------------------------------------------
BENEFICIARY'S OR CLIENT'S NAME IF DIFFERENT THAN TRUST OR ENTITY NAME

--------------------------------------------------------------------------------
DATE OF TRUST AGREEMENT (MO/DAY/YR)                           TAXPAYER ID NUMBER

2. MAILING ADDRESS

--------------------------------------------------------------------------------
STREET OR P.O. BOX NUMBER

--------------------------------------------------------------------------------
OTHER INFORMATION (SUITE, ATTENTION, ETC.)

--------------------------------------------------------------------------------
CITY, STATE, ZIP

(      )                                              (      )
--------------------------------------------------------------------------------
DAYTIME PHONE                                                EVENING PHONE

ARE YOU A U.S. CITIZEN? [ ] Yes [ ] No
If not a U.S. citizen, specify country of permanent residence:

--------------------------------------------------------------------------------

3. INITIAL INVESTMENT ($10,000 MINIMUM PER ACCOUNT)

NOTE: THE FUNDS DO NOT ACCEPT THIRD-PARTY CHECKS.

[ ] Partners Fund (Fund #133)                              $      Closed
                                                           ---------------------

[ ] Realty Fund (Fund #135)                                $
                                                           ---------------------

[ ] Small-Cap Fund (Fund #134)                             $      Closed
                                                           ---------------------
                                                     Total $
                                                           =====================

[ ] Check  Make payable to Longleaf Partners Funds and mail to the address at the top of this form.

[ ] Wire Prior to wiring funds, call (800) 488-4191 to set up an account. Wire as follows:
           State Street Bank and Trust Company
           Boston, Massachusetts
           ABA #011000028
           For Longleaf Partners Fund #
                                       --------------------------
           Account #9905-023-9
           For credit to: (your name as account is registered)
           Shareholder account #: (your account number)

Note: You must send a completed application to the Fund. No redemption can occur until the completed application has been received.

4. DIVIDENDS AND CAPITAL GAINS PAYMENTS

All distributions will be reinvested in additional shares unless you select one or both options below:

[ ] Distribute all capital gains by check.
[ ] Distribute all dividends by check.

5. TELEPHONE REDEMPTION AND EXCHANGE PRIVILEGE
   ($100,000 MAXIMUM)

You may redeem or exchange up to $100,000 by phone unless you decline these privileges.

Exchanges can be made only between Longleaf accounts that have the same ownership.

Proceeds from a telephone redemption will be sent to the address of record; or, if you want redemption proceeds wired to your bank, you must enclose a voided check from your bank account and fill in the information below. One common name must appear on your Longleaf and your bank accounts.

[ ] Please send redemption proceeds by wire to:

--------------------------------------------------------------------------------
(NAME ON ACCOUNT)

--------------------------------------------------------------------------------
(ACCOUNT #)                                                (ABA ROUTING #)

--------------------------------------------------------------------------------
(BANK NAME)

--------------------------------------------------------------------------------
(BANK ADDRESS)

--------------------------------------------------------------------------------
(CITY)                     (STATE)                                      (ZIP)

[ ] I do NOT want the telephone exchange feature.
[ ] I do NOT want the telephone redemption feature.

6. AUTOMATIC INVESTMENT PLAN ($100 MONTHLY MINIMUM)

This service lets you automatically invest $100 or more per month from your bank account to your Longleaf account. Changes must be in writing. Longleaf does not charge a fee for this service, but your bank may.

To establish this feature, complete the information below and staple to the left a voided check from your bank account. One common name must appear on your Longleaf and bank accounts.

[ ] TRANSFER THE FOLLOWING AMOUNT AROUND THE 21ST OF EACH MONTH:
    Partners Fund Amount                                           $
                                                                    ------------

   Realty Fund Amount                                              $
                                                                    ------------

   Small-Cap Fund Amount                                           $
                                                                    ------------

[ ] BEGINNING DATE
                                                 ------------------------
                                                         MO/YR

(Automatic Investment Plans normally become active 20 business days after your application is processed.)

7. DUPLICATE SHAREHOLDER STATEMENTS

Complete only if you would like the person named below to receive copies of your account statements.

--------------------------------------------------------------------------------
NAME (FIRST, INITIAL, LAST)

--------------------------------------------------------------------------------
COMPANY NAME

--------------------------------------------------------------------------------
STREET OR P.O. BOX NUMBER

--------------------------------------------------------------------------------
CITY, STATE, ZIP

PROSPECT IDENTIFICATION NUMBER (For Internal Use Only)

8. SIGNATURE
EACH OWNER MUST SIGN THIS SECTION.

By signing this application, I certify that:

- I have received and read the prospectus for the Fund and I agree to its terms. I have the authority and legal capacity to purchase mutual fund shares, am of legal age and believe each investment to be suitable for me.

- I understand that this Fund is not a bank, and Fund shares are not backed or guaranteed by any bank nor insured by the FDIC.

- I ratify any instructions, including telephone instructions, given on this account. I understand that the Fund or National Financial Data Services (NFDS) will employ reasonable procedures to confirm the genuineness of my instructions. I agree that neither the Fund nor NFDS will be liable for any loss, cost, or expense for acting upon any instructions believed to be genuine and in accordance with reasonable procedures designed to prevent unauthorized transactions.

- If I am a non-resident alien, as indicated above, I certify under penalties of perjury that I am not a U.S. citizen or resident alien and that I am an "exempt foreign person" as defined under IRS regulations.

- IF I AM A U.S. CITIZEN OR RESIDENT ALIEN, AS INDICATED ABOVE, I CERTIFY UNDER PENALTIES OF PERJURY THAT (1) THE SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER PROVIDED ABOVE IS CORRECT, AND (2) I AM NOT SUBJECT TO IRS BACKUP WITHHOLDING BECAUSE (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE IRS THAT I AM SUBJECT TO BACKUP WITHHOLDING, OR (C) BECAUSE I HAVE BEEN NOTIFIED BY THE IRS THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING.

[ ] CHECK HERE IF YOU ARE SUBJECT TO BACKUP WITHHOLDING.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

[ ]Check if more than one authorized signature is
   required to execute a transaction.
                                                      --------------------------
                                                          (number required)

X
--------------------------------------------------------------------------------
SIGNATURE OF OWNER/AUTHORIZED SIGNER                                      (DATE)

X
--------------------------------------------------------------------------------
SIGNATURE OF JOINT OWNER/AUTHORIZED SIGNER                                (DATE)

X
--------------------------------------------------------------------------------
(ADDITIONAL INSTITUTIONAL SIGNATURE)                                      (DATE)

X
--------------------------------------------------------------------------------
(ADDITIONAL INSTITUTIONAL SIGNATURE)                                      (DATE)

             INVESTMENT COUNSEL
             Southeastern Asset Management, Inc.
             6410 Poplar Avenue, Suite 900
             Memphis, TN 38119

             TRANSFER AND DIVIDEND AGENT
             National Financial Data Services ("NFDS")
             P.O. Box 419929
             Kansas City, MO 64141-6929

             CUSTODIAN
             State Street Bank & Trust Company, Boston, MA

             SPECIAL LEGAL COUNSEL
             Dechert Price & Rhoads, Washington, DC

             INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
             Coopers & Lybrand L.L.P., Boston, MA

                  LONGLEAF
                  PARTNERS
                  FUNDS

(LONGLEAF PARTNERS FUNDS(SM) LOGO)

MANAGED BY:
SOUTHEASTERN ASSET MANAGEMENT, INC.
6410 POPLAR AVE.
SUITE 900
MEMPHIS, TN 38119
Fund Information Requests
(800) 445-9469

Shareholder Account Inquiries
(800) 488-4191

Inquiries About Fund Operations
(901) 761-2474

No person has been authorized to give any further information or make any representations other than those contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the Fund, Investment Counsel, or Administrator. This Prospectus does not constitute an offering in any state where such an offering may not be lawfully made.

                            LONGLEAF PARTNERS FUND
                        LONGLEAF PARTNERS REALTY FUND
                       LONGLEAF PARTNERS SMALL-CAP FUND

                                     PART B

                         INFORMATION REQUIRED IN THE
                     STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 1998
                             ---------------------

                             LONGLEAF PARTNERS FUND
                         LONGLEAF PARTNERS REALTY FUND
                        LONGLEAF PARTNERS SMALL-CAP FUND

                                   Series of

                         LONGLEAF PARTNERS FUNDS TRUST

                               TABLE OF CONTENTS
(LONGLEAF LOGO)

- Additional Information About Investment Objectives and
  Policies
    Fundamental Investment Objectives.......................    2
    General Investment Policies.............................    2
- Investment Restrictions
    Fundamental Investment Restrictions.....................    3
    Non-Fundamental Investment Restrictions.................    4
- Additional Information About Types of Investments and
  Investment Techniques
    Repurchase Agreements...................................    5
    Warrants................................................    5
    Real Estate Investment Trusts...........................    5
    Futures Contracts.......................................    6
    Options on Securities and Stock Indices.................    6
    Foreign Currency Contracts..............................    7
    Lending of Portfolio Securities.........................    8
- Management of the Funds...................................    9
- Control Persons and Principal Holders of Securities.......   10
- Investment Advisory Services..............................   10
- Investment Performance and Total Return...................   11
- Other Management Related Services.........................   12
- Terms of Agreements.......................................   14
- Additional Tax Information................................   14
- Allocation of Brokerage Commissions.......................   15
- Distribution of Fund Shares...............................   17
- Redemption of Fund Shares.................................   17
- Custodian of Fund Assets..................................   17
- Independent Certified Public Accountants..................   17
- Legal Counsel.............................................   18
- Limitation of Liability...................................   18
- Table of Bond and Preferred Stock Ratings.................   19
- Financial Statements
    Report of Independent Public Accountants................   22
    Longleaf Partners Fund -- Portfolio of Investments......   23
    Longleaf Partners Realty Fund -- Portfolio of
     Investments............................................   25
    Longleaf Partners Small-Cap Fund -- Portfolio of
     Investments............................................   27
    Statement of Assets and Liabilities.....................   29
    Statement of Operations.................................   31
    Statement of Changes in Net Assets......................   34
    Notes to Financial Statements...........................   35

                                   MANAGED BY
                      SOUTHEASTERN ASSET MANAGEMENT, INC.
                         6410 POPLAR AVENUE; SUITE 900
                               MEMPHIS, TN 38119
                             ---------------------

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1998, IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF LONGLEAF PARTNERS FUNDS TRUST, ALSO DATED MAY 1, 1998, WHICH MAY BE OBTAINED WITHOUT CHARGE UPON REQUEST MADE TO SOUTHEASTERN ASSET MANAGEMENT, INC.

                   TELEPHONE (800) 445-9469; (901) 761-2474.

                      STATEMENT OF ADDITIONAL INFORMATION
                             ---------------------

                             LONGLEAF PARTNERS FUND
                         LONGLEAF PARTNERS REALTY FUND
                        LONGLEAF PARTNERS SMALL-CAP FUND
                             ---------------------

                    ADDITIONAL INFORMATION ABOUT INVESTMENT
                            OBJECTIVES AND POLICIES

Longleaf Partners Fund (the "Partners Fund"), Longleaf Partners Realty Fund (the "Realty Fund"), and Longleaf Partners Small-Cap Fund (the "Small-Cap Fund") are portfolios or series of Longleaf Partners Funds Trust, a Massachusetts business trust. Prior to 1994, the Partners Fund was known as Southeastern Asset Management Value Trust and the Small-Cap Fund was known as Southeastern Asset Management Small-Cap Fund.

Each of the three Funds is operated as a separate mutual fund and each has its own particular investment objective. The investment philosophy, policies and restrictions of all Funds are similar.

Those investment objectives and restrictions classified as fundamental cannot be changed without approval of a majority of the outstanding voting securities. Under the Investment Company Act of 1940, "approval of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the particular Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. To the extent not designated as fundamental, other investment policies and restrictions, the Funds' investment philosophy, the discussion of types of securities in which the Funds may invest and the investment techniques used by each Fund may be changed by approval of the Board of Trustees.

Fundamental Investment Objectives. The fundamental investment objective of both the Partners Fund and the Small-Cap Fund is to seek long-term capital growth. The fundamental investment objective of the Realty Fund is to obtain maximum total return over the long-term through investment primarily in real estate oriented companies.

General Investment Policies. The Partners Fund and the Small-Cap Fund invest primarily in the common stocks of a limited number of companies believed by Southeastern Asset Management, Inc. ("Southeastern"), the Investment Counsel, to have unrecognized intrinsic value and the potential to grow their economic worth. The Partners Fund invests primarily in companies with a market capitalization of more than $1 billion, while the Small-Cap Fund invests at least 65% of its assets in companies with a market capitalization of less than $1 billion. Neither Fund seeks current income and the realization of current income is incidental.

The Realty Fund normally invests at least 65% of its total assets in the equity securities of a limited number of companies in the real estate industry or related industries or in companies which own significant real estate assets, and which are believed by Southeastern to have unrecognized intrinsic value. Investments are selected based upon the potential for long-term capital growth or the realization of current income, consistent with the overall objective of maximizing total return.

                            INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS.

The following investment restrictions have been adopted as fundamental. Except for the restriction limiting industry concentration, all restrictions are identical for all Funds. The Funds may engage in these transactions only to the extent authorized by the particular restriction.

Diversification Requirements. The diversification requirements of the Internal Revenue Code of 1986, adopted by each of the Funds as fundamental policy, are as follows:

     With respect to 50% of its total assets, the Fund will not purchase more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except securities issued by the U.S. Government, its agencies or instrumentalities; with respect to the remaining 50% of its assets, the Fund will not invest more than 25% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities), or invest more than 25 percent of the value of its total assets in the securities of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Restrictions on Industry Concentration. Neither the Partners Fund nor the Small-Cap Fund may invest 25% or more of the value of total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or to cash equivalents. Cash equivalents will not be used to concentrate investments in a single industry.

For purposes of defining what constitutes a single industry for purposes of this restriction, each portfolio will use the SIC Industry Code definitions for industries, as set forth in the latest edition of the Securities & Exchange Commission publication entitled "Directory of Companies Required to File Annual Reports with the Securities & Exchange Commission" or other publicly available information. Industry category groupings shown in the Funds' printed reports sent quarterly to shareholders may contain more than one SIC Industry Code, and these broader industry groupings are intended to be functionally descriptive presentations rather than being limited to a single SIC industry category.

The Realty Fund may not invest as much as 25% of its assets in any one industry other than the real estate industry or related industries. More information on the definitions which apply to this restriction appear in the Prospectus on pages 10 and 11.

Other Fundamental Investment Restrictions. Except as specifically authorized, each of the Funds considered separately may not:

- Borrow money, except that it may borrow from banks to increase its holdings of portfolio securities in an amount not to exceed 30% of the value of its total assets and may borrow for temporary or emergency purposes from banks and entities other than banks in an amount not to exceed 5% of the value of its total assets; provided that aggregate borrowing at any time may not exceed 30% of the Fund's total assets less all liabilities and indebtedness not represented by senior securities;

- Issue any senior securities, except that collateral arrangements with respect to transactions such as forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for purposes of this restriction;

- Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

- Purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

- Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments;

- Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with its investment policies.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS.

The following investment restrictions are non-fundamental, and may be changed at the discretion of the Board of Trustees. Except as specifically authorized, each of the Funds considered separately may not:

- Purchase restricted or "illiquid" securities, including repurchase agreements maturing in more than seven days, if as a result, more than 15% of the Fund's net assets would then be invested in such securities (excluding securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933);

- Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Sec. 12(d)(l) of the Investment Company Act of 1940, provided such acquisitions are in the open market and there is no commission or profit to a dealer or sponsor other than the customary broker's commission, and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction;

- Make short sales whereby the dollar amount of short sales at any one time would exceed 25% of the net assets of the Fund, and the value of securities of any one issuer in which the Fund is short would exceed the lessor of 5% of the value of the Fund's net assets or 5% of the securities of any class of any issuer; provided the Fund maintains collateral in a segregated account consisting of cash, liquid money market instruments or U.S. government securities with a value equal to the current market value of the shorted securities, which is marked to market daily. If the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as "short sales against the box"), such restrictions shall not apply;

- Invest in puts, calls, straddles, spreads or any combination thereof, except that the Fund may (a) purchase and sell put and call options on securities and securities indexes, and (b) write covered put and call options on securities and securities indexes and combinations thereof; provided that the securities underlying such options are within the investment policies of the Fund and the value of the underlying securities on which options may be written at any one time does not exceed 25% of total assets;

- Invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities;

- Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings;

- Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities, provided that the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase on margin.

Prior to enactment of the National Securities Markets Improvements Act of 1996, several states imposed investment restrictions or limitations on the Funds' investment transactions in addition to those of the Securities and Exchange Commission. These special state restrictions no longer apply and those which had been adopted by the Funds have been eliminated with the approval of the Board of Trustees.

               ADDITIONAL INFORMATION ABOUT TYPES OF INVESTMENTS
                           AND INVESTMENT TECHNIQUES

Repurchase Agreements. An acceptable investment for cash reserves, a repurchase agreement is an instrument under which an investor such as the Fund purchases U.S. Government securities or other securities from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. In such a case, the security is held by the Fund, in effect, as collateral for the repurchase obligation. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in United States Government securities. Repurchase agreements usually have a short duration, often less than one week. In entering into the repurchase agreement for the Fund, the Investment Counsel will evaluate and monitor the credit worthiness of the vendor. In the event that a vendor should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Warrants. Each of the Funds may invest in warrants for the purchase of equity securities at a specific price for a stated period of time. Warrants may be considered more speculative than other types of investments in that they do not entitle a holder to dividends or voting rights for the securities which may be purchased nor do they represent any rights in the assets of the issuing company. The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

Real Estate Investment Trusts. REITs are sometimes described as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

Equity REITs may be further characterized as operating companies or financing companies. To the extent that an equity REIT provides operational and management expertise to the properties held in its portfolio, the REIT generally exercises some degree of control over the number and identity of tenants, the terms of their tenancies, the acquisition, construction, repair and maintenance of properties and other operational issues. A mortgage REIT or an equity REIT that provides financing rather than operational and management expertise to the properties in its portfolio will generally not have control over the operations that are conducted on the real estate in which the REIT has an interest.

Futures Contracts. Primarily for hedging purposes, the Funds may purchase and sell financial futures contracts. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The Funds may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time one of the Funds purchases a futures contract, an amount of cash, U.S. Government securities, or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's Custodian. When writing a futures contract, the Fund will maintain with the Custodian similar liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" the position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Custodian).

Options on Securities and Stock Indices. The Funds may write covered put and call options and purchase put and call options on securities or stock indices. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

The Funds may write a call or put option only if the option is "covered." A call option on a security written by one of the Funds is covered if the Fund owns the underlying security subject to the call, has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio, or the call is otherwise covered with assets held in a segregated account. A call option on a security is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, liquid securities or money market instruments in a segregated account with its Custodian. A put option on a security written by the Fund is covered if the Fund maintains similar liquid assets with a value equal to the exercise price in a segregated account with its Custodian, or holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

A Fund may cover call options on stock indices through a segregated account or by owning securities whose price changes, in the opinion of the Investment Counsel, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund may cover put options on stock indices by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

A Fund will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security or index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on securities or indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of the Fund's security holdings being hedged.

A Fund may purchase call options on individual securities to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. Similarly, a Fund may purchase call options to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability.

Foreign Currency Contracts. As a method of hedging against foreign currency exchange rate risks, the Funds may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The Funds may also conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

A Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when Southeastern believes that a foreign currency may suffer or enjoy a substantial movement against another currency, a Fund may enter into a forward contract to sell an amount of the former foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Because an amount of the Fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, cash equivalents or high quality liquid securities available sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. In addition, the fund will not enter into such forward contracts if, as a result, it will have more than 30% of the value of its total assets committed to such contracts. While these contracts are not presently regulated by the Commodity Future Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

A Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

A Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique may be used to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the particular Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of currency futures will usually depend on the Investment Counsel's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Lending of Portfolio Securities. The Funds may from time to time lend portfolio securities to brokers or dealers, banks and other institutional investors and receive collateral in the form of United States Government obligations or money market funds. Under current practices, the loan collateral must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, and will not be used to leverage the portfolio. In determining whether to lend securities to a particular broker/dealer or financial institution, Southeastern will consider all relevant facts and circumstances, including the credit-worthiness of the broker or financial institution. If the borrower should fail to return the loaned securities, the particular Fund could use the collateral to acquire replacement securities, but could be deprived of immediate access to such assets for the period prior to such replacement. The Funds may pay reasonable finders, administrative and custodial fees in connection with such a loan of securities. The Funds will not lend portfolio securities in excess of one-third of the value of total assets, nor will the Funds lend portfolio securities to any officer, director, trustee, employee of affiliate of the Funds or Southeastern.

                            MANAGEMENT OF THE FUNDS

Each of the Funds is supervised by its Board of Trustees, which implements policies through the particular Fund's principal executive officers. Day to day portfolio management and fund administration is provided by Southeastern Asset Management, Inc. ("Southeastern") in its capacity as Investment Counsel and as Fund Administrator under contracts which must be renewed at periodic intervals, as required by the Investment Company Act of 1940.

The names, principal occupations during at least the past five years and other information about members of the Board of Trustees and the Funds' executive officers are set forth in the Prospectus on pages 20 and 21. The following table provides information on the schedule of Trustees' fees paid by all of the Funds for the fiscal year ended December 31, 1997:

                            1997 COMPENSATION TABLE

                                                     AGGREGATE COMPENSATION
                                                         FROM EACH FUND              TOTAL
                NAME OF PERSON;                   -----------------------------   COMPENSATION
                 POSITION (AGE)                   PARTNERS   REALTY   SMALL-CAP     FROM ALL
                    ADDRESS                         FUND      FUND      FUND        FUNDS**
                ---------------                   --------   ------   ---------   ------------
O. Mason Hawkins*
  Chairman of the Board and CEO (50)............     None      None      None          None
Chadwick H. Carpenter, Jr.
  Trustee (47)
  Private Investor
  14 Oak Park; Bedford, MA 01730
  10660 East Tamarisk Way; Scottsdale, AZ
  85262.........................................  $15,000    $7,500    $7,500       $30,000
Daniel W. Connell, Jr.
  Trustee (49)
  One Stadium Place
  Jacksonville, FL 32202........................  $15,000    $7,500    $7,500       $30,000
Steven N. Melnyk
  Trustee (51)
  111 Riverside Ave.
  Ste. 330
  Jacksonville, FL 32202........................  $15,000    $7,500    $7,500       $30,000

                                                     AGGREGATE COMPENSATION
                                                         FROM EACH FUND              TOTAL
                NAME OF PERSON;                   -----------------------------   COMPENSATION
                 POSITION (AGE)                   PARTNERS   REALTY   SMALL-CAP     FROM ALL
                    ADDRESS                         FUND      FUND      FUND        FUNDS**
                ---------------                   --------   ------   ---------   ------------
C. Barham Ray
  Trustee (51)
  845 Crossover Lane
  Ste. 140
  Memphis, TN 38117.............................  $15,000    $7,500    $7,500       $30,000
W. Reid Sanders*
  Trustee and President (49)....................     None      None      None          None

---------------

 * Trustee is an "interested" person because of employment by Southeastern as Investment Counsel. The "interested" Trustees and all executive officers of the Fund are officers or employees of Southeastern, which pays their salaries and other employee benefits. Its address is 6410 Poplar Ave., Ste. 900, Memphis, TN 38119.

** The Funds have no pension or retirement plan for Trustees who are classified as independent or non-"interested".

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Each Fund is controlled by its respective Board of Trustees. Each Board of Trustees consists of six members, four of whom are independent of Southeastern and are not "interested persons" as that term is defined in the Investment Company Act of 1940. The following entities owned of record or beneficially 5% or more of the outstanding shares of the designated Funds at December 31, 1997:

                                                         PARTNERS   REALTY   SMALL-CAP
                                                           FUND      FUND      FUND
                                                         --------   ------   ---------
Clients of Charles Schwab & Co., a brokerage firm......   16.40%    31.90%     27.26%
Clients of National Financial Service Corp., a
  brokerage firm.......................................
Sun Microsystems, Inc. 401(k) Plan.....................    6.51%     7.89%      6.39%
Litton Industries, Inc.................................    5.23%
Litton Master Trust....................................              7.35%

In addition, the Trustees and officers of the Funds, the directors and officers of Southeastern Asset Management, Inc., their relatives, and Southeastern's profit sharing plan own in the aggregate, of record or beneficially, more than 5% of the outstanding shares of the Realty Fund and the Small-Cap Fund. However, no individual or entity owns of record or beneficially as much as 5% of the outstanding shares of any of the Funds.

                          INVESTMENT ADVISORY SERVICES

Southeastern Asset Management, Inc., an investment advisor registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, is the Investment Counsel. The firm is owned and controlled by its principal officers, who are listed in the Prospectus as affiliated Trustees and Executive Officers of each Fund. Mr. O. Mason Hawkins, Chairman of the Board and Chief Executive Officer of Southeastern, owns a majority of its outstanding voting stock.

Formed in 1975, Southeastern manages institutional and individual assets in private or separate accounts as well as mutual funds, and is responsible for managing more than $10.0 billion in client assets. It has served as investment adviser to each of the Funds since their respective inception dates. Additional information with respect to the investment advisory function is contained in the Prospectus under the caption "Investment Management," beginning on page 12.

The annual Investment Counsel fee for the Partners Fund and the Small-Cap Fund, calculated daily and paid monthly, is 1% of average daily net assets on the first $400 million and 0.75% of average daily net assets above $400 million. The annual Investment Counsel fee for the Realty Fund is 1% of average daily net assets. The Investment Counsel Agreement limits the normal operating expenses of each series, taken separately, including all fees but excluding interest, taxes, brokerage commissions, and certain extraordinary charges, to a maximum of 1.5% of each Fund's average net assets in any fiscal year through a reduction of the Investment Counsel fees. No reduction was required in the Investment Counsel fees paid by any of the Funds for the fiscal year ended December 31, 1997. The Investment Counsel fee for the Realty Fund was reduced by $47,201 during 1996, its first year of operations. Investment Counsel fees paid by each Fund for the last three fiscal years are as follows:

                                                     1997          1996          1995
                                                  -----------   -----------   -----------
Partners Fund...................................  $20,885,285   $17,004,356   $11,548,213
Small-Cap Fund..................................  $ 5,697,623   $ 1,735,200   $ 1,217,369
Realty Fund.....................................  $ 5,064,551   $   391,283           --

                    INVESTMENT PERFORMANCE AND TOTAL RETURN

Total Return Calculation. The average annual total return on an investment in shares of each of the Funds for a particular period is calculated using a specific formula required by the Securities & Exchange Commission. The formula takes into account any appreciation or depreciation in the portfolio, assumes reinvestment of all dividends and capital gains distributions, and then mathematically averages the return over the length of time covered by the calculation. The formula used for computing average annual total return, as specified by regulation, is as follows:

          "Average Annual Total Return" shall mean the average annual compounded rate of return, computed according to the following formula:

                         p(1+T) to the nth power = ERV

        Where  P     =   a hypothetical initial investment of $1,000
               T     =   average annual total return
               n     =   number of years (or fractional portions thereof)
               ERV   =   ending value of a hypothetical $1,000 investment made at the beginning of the period (or fractional portion thereof).

The average annual total returns for the Funds for each full year since inception are as follows:

                                                     PARTNERS    SMALL-CAP    REALTY
                                                       FUND        FUND        FUND
                                                     --------    ---------    ------
1997.............................................      28.25%      29.04%     29.73%
1996.............................................      21.02%      30.64%     40.69%
1995.............................................      27.50%      18.61%        --
1994.............................................       8.96%       3.64%        --
1993.............................................      22.20%      19.83%        --
1992.............................................      20.47%       6.87%        --
1991.............................................      39.19%      26.31%        --
1990.............................................     (16.35)%    (30.05)%       --
1989.............................................      23.27%      32.78%        --
1988.............................................      35.27%         --         --

The average annual total returns for the Partners Fund for the five years and ten years ended December 31, 1997; for the Small-Cap Fund for the five years and from its first public offering on February 21, 1989 through December 31, 1997; and for the Realty Fund for the year ended December 31, 1997, and since inception on January 2, 1996, as follows:

PARTNERS FUND
  5 years ended 12/31/97....................................  21.38%
  10 years ended 12/31/97...................................  19.94%
SMALL-CAP FUND
  5 years ended 12/31/97....................................  19.95%
  Public offering on 2/21/89 through 12/31/97...............  12.54%
REALTY FUND
  1 year ended 12/31/97.....................................  29.73%
  Inception on 1/2/96 through 12/31/97......................  35.15%

Use of Total Return Information. Average annual total return information may be useful to investors in considering each Fund's past investment performance. However, certain factors should be taken into account before basing an investment decision on this information. First, in comparing the Fund's total return with the total return of any market indices for the same period, the investor should be aware that market indices are unmanaged and contain different and generally more numerous securities than the Fund's portfolios. Some market indices are not adjusted for reinvested dividends. Further, no adjustment is made in the Funds' total returns or the total returns of any market indices for taxes payable on distributions.

An investment in the Funds is an equity investment. As a result, total returns will fluctuate over time, and total return for any past period is not an indication or representation as to future rates of total return. When comparing each Fund's total returns with those of other alternatives such as fixed income investments, investors should understand that an equity fund may be subject to greater market risks than are money market or fixed income investments, and that the Funds are designed for investors who are willing to accept such greater market risks for the possibility of realizing greater long-term gains. There is no assurance that the Funds' investment objectives will be achieved.

                       OTHER MANAGEMENT RELATED SERVICES

Southeastern, as the Fund Administrator, manages and performs all business and administrative operations of each Fund, including the following:

- Preparation and maintenance of all accounting records

- Preparation and filing of all required financial reports and tax returns

- Securities registrations and reports of sales of shares

- Calculation of the daily net asset value per share

- Preparation and mailing of prospectuses, proxy statements, and other required reports to shareholders

- General coordination and liaison among the Investment Counsel, authorized dealers, the custodian bank, the transfer agent, and regulatory authorities

- Supplying office space and administrative support for the above functions.

Each Fund pays an Administration Fee equal to 0.10% per annum of the average daily net assets, which is accrued daily and paid monthly in arrears. Administration fees paid by each Fund for the last three fiscal years are as follows:

                                                       1997         1996         1995
                                                    ----------   ----------   ----------
Partners Fund.....................................  $2,651,375   $2,133,914   $1,406,428
Small-Cap Fund....................................  $  632,636   $  173,520   $  121,737
Realty Fund.......................................  $  506,455   $   43,848           --

The Funds also reimburse the Administrator for the charges for computer programs and hardware solely used to process Fund transactions and for the salary of the Funds' Treasurer. These reimbursable expenses are allocated among the portfolios taking into account their respective assets and number of shareholders. The Administrator has not been leasing computer hardware equipment for dedicated use by the Fund and has not requested reimbursement for costs or charges related to computer hardware. Reimbursable expenses paid by each Fund for the last three fiscal years are as follows:

                                                          1997       1996       1995
                                                        --------   --------   --------
Partners Fund.........................................  $192,492   $168,016   $133,072
Small-Cap Fund........................................  $ 26,959   $ 15,838   $ 56,425
Realty Fund...........................................  $ 19,076   $ 30,397         --

All other direct Fund operating expenses are paid by that particular Fund. Such expenses include but are not limited to the following: (i) the fees of the Custodian and Transfer Agent; (ii) compensation of the independent certified public accountants, outside legal counsel, and fees and travel expenses of the Trustees who are not officers or employees of Southeastern; (iii) all franchise, income and other taxes relating to the Funds or their securities; (iv) all filing fees and legal expenses incurred in qualifying and continuing the registrations of the shares for sale with the Securities and Exchange Commission and with any regulatory agency in the several states; (v) insurance premiums and trade association dues; (vi) the costs of typesetting, printing and mailing to shareholders such documents as prospectuses, proxy statements, dividend notices and all other communications; (vii) expenses of meetings of shareholders and the Boards of Trustees; (viii) external expenses related to pricing the Funds' portfolio securities; and (ix) any extraordinary expenses such as expenses of litigation. The Funds also pay the expenses of stationery, appropriate forms, envelopes, checks, postage, overnight air courier charges, telephone charges, and printing and mailing charges for shareholder communications and similar items.

                              TERMS OF AGREEMENTS

Each Fund has entered into agreements with Southeastern Asset Management, Inc., as the Investment Counsel and separately as the Fund Administrator, initially effective for a period of two years. Each agreement must be renewed prior to August 1 of each year by the affirmative vote of a majority of the outstanding voting securities of each Fund or by a majority of members of the Board of Trustees, including a majority of the Trustees who are not "interested" Trustees. Such Agreements will automatically terminate in the event of assignment as defined in the Investment Company Act of 1940. The Funds may terminate such Agreements, without penalty, upon 60 days' written notice by a majority vote of the Board of Trustees or by a majority of the outstanding voting securities of the particular Fund.

                           ADDITIONAL TAX INFORMATION

Each Fund intends to qualify for favorable tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. Qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service. In order to qualify as a regulated investment company, a Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities and other income (including gains from options future and forward foreign currency contracts) derived with respect to its business of investing in such securities. Each Fund must also diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of total assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities). Further, a regulated investment company may not invest more than 25 percent of the value of its total assets in the securities of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses. By so qualifying, a Fund is not subject to Federal income tax if it timely distributes its investment company taxable income and any net realized capital gains.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent application of the tax, each Fund must distribute or be deemed to have distributed with respect to each calendar year an amount equal to the sum of:
(1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the calendar year; and (3) all taxable ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Certain of the debt securities which may be acquired may be secured in whole or in part by interests in real estate. If a Fund were to acquire real estate by foreclosure, income generated by that real estate (including rental income and gain on its disposition) may not be regarded as qualifying income. If the Fund's non-qualifying income for a taxable year exceeded 10% of its gross income, it would fail to qualify as a regulated investment company and it would be taxed in the same manner as an ordinary corporation. In that case, the

Fund would be ineligible to deduct its distributions to its Shareholders and those distributions, to the extent derived from the Fund's current and accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to Shareholders as ordinary income, even though those distributions might otherwise, at least in part, have been treated in the Shareholder's hands as long-term capital gain. If the Fund fails to qualify as a regulated investment company in a given taxable year, it must distribute its earnings and profits accumulated in that year in order to qualify again as a regulated investment company.

                      ALLOCATION OF BROKERAGE COMMISSIONS

Southeastern, in its capacity as Investment Counsel, is responsible under the supervision of the Board of Trustees for the selection of members of securities exchanges, brokers and dealers (referred to as "brokers") for the execution of portfolio transactions and, when applicable, the negotiation of brokerage commissions. On behalf of each Fund, Southeastern is also responsible for investment decisions and for the placement and execution through selected brokers of purchase and sale orders. All investment decisions and placements of trades for the purchase and sale of portfolio securities are made in accordance with the following principles:

          1. Purchase and sale orders are usually placed with brokers who are recommended by Southeastern and/or selected by management of the Fund as able to achieve "best execution" of such orders. "Best execution" means prompt and reliable execution at the most favorable security price, taking into account the following provisions. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, among others, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction in the future, the financial strength and stability of the broker, and the ability of the broker to commit resources to the execution of the trade. Such considerations are judgemental and are weighed by Southeastern and the Board of Trustees in determining the overall reasonableness of brokerage commissions.

          2. In recommending or selecting brokers for portfolio transactions, Southeastern takes into account its past experience in determining those qualified to achieve "best execution".

          3. Southeastern is authorized to recommend and the Fund is authorized to allocate brokerage and principal purchase and sales transactions to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), and for other services which benefit the Fund directly through reduction of the Fund's expense obligations, such as a reduction in the Fund's share of the lease charges for computer expenses. Southeastern could cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if Southeastern in making the recommendation in question determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services or other benefits provided the Fund by such broker. In reaching such determination, neither Southeastern nor the officer of the Fund making the decision is required to place a specific dollar value on the research or execution services of a broker. In demonstrating that such determinations were made in good faith, Southeastern and the officer of the Fund shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Fund's brokerage policy; that any other benefits or services provided the Fund were in furtherance of lawful and appropriate obligations of the Fund; and that the commissions paid were within a reasonable range. Such determination shall be based on available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there shall be taken into account the Fund's policies (i) that paying the lowest commission is deemed secondary to obtaining a favorable price and (ii) that the quality, comprehensiveness and frequency of research studies which are provided for the Fund and Southeastern may be useful to Southeastern in performing its services under its Agreement with the Fund but are not subject to precise evaluation. Research services provided by brokers to the Fund or to Southeastern are considered to be supplementary to, and not in lieu of services required to be performed by Southeastern.

          4. Purchases and sales of portfolio securities within the United States other than on a securities exchange are executed with primary market makers acting as principal, except where, in the judgment of Southeastern, better prices and execution may be obtained on a commission basis or from other sources.

          5. Sales of a Fund's shares by a broker are one factor among others to be taken into account in recommending and in deciding to allocate portfolio transactions (including agency transactions, principal transactions, purchases in underwritings or tenders in response to tender offers) for the account of the Fund to a broker, provided that the broker shall furnish "best execution", as defined in paragraph 1 above, and that such allocation shall be within the scope of the Fund's other policies as stated above; and provided further that in every allocation made to a broker in which the sale of Fund shares is taken into account, there shall be no increase in the amount determined, as set forth in paragraph 3 above, on the basis of best execution plus research services, without taking account of or placing any value upon such sales of Fund shares.

Investment decisions for each Fund are made independently from those of the other Funds or accounts of other clients advised by Southeastern, but the same security may be held in the portfolios of more than one Fund or one account. When several accounts and the Funds' portfolios simultaneously purchase or sell the same security, the prices and amounts will be equitably allocated among all such accounts. In some situations this procedure could adversely affect the price or quantity of the security available to one or more of the Funds, but in other situations the ability to participate in larger volume transactions may enable a Fund to realize better executions, prices, and lower commissions. Southeastern does not own an interest in any brokerage firm and places trades for the Funds through independent brokerage firms.

Total brokerage Commissions paid by each Fund for the last three fiscal years are as follows:

                                                       1997         1996         1995
                                                    ----------   ----------   ----------
Partners Fund.....................................  $4,707,780   $2,172,895   $1,681,102
Small-Cap Fund....................................  $1,632,755   $  576,550   $  236,927
Realty Fund.......................................  $1,791,258   $  427,047           --

                          DISTRIBUTION OF FUND SHARES

Shareholders are referred to the Prospectus for information on the methods of purchasing shares and computation of net asset value per share. Shares are available directly from the Funds at net asset value without payment of any sales charge. Shares are also available through authorized brokerage firms upon payment of transaction fees, all of which are retained by the particular broker or dealer.

Shares of the Funds are continuously issued and redeemed. The transfer agent and shareholder servicing agent functions are performed by National Financial Data Services ("NFDS") of Kansas City, Missouri, an affiliate of State Street Bank and Trust Company, the custodian bank.

                           REDEMPTION OF FUND SHARES

Shareholders are referred to the Prospectus for procedures for redeeming shares. The Funds have filed an election with the Securities & Exchange Commission in the manner authorized by Rule 18f-1 under the Investment Company Act of 1940, in which each Fund has committed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. This election is irrevocable while Rule 18f-1 is in effect, unless the Securities & Exchange Commission by order upon application permits the withdrawal of such notification of election as being appropriate in the public interest and consistent with the protection of investors. In connection with omnibus accounts, this election applies separately to each beneficial owner rather than to the omnibus account in the aggregate. The purpose of this election is to assure that at least $250,000 of a redemption will be paid in cash.

The Funds have followed the practice since inception of paying all redemptions in cash, and have never distributed portfolio securities in lieu of cash. Should a Fund elect to limit its cash payments on redemption to $250,000, the balance of a redemption request in excess of that amount would be paid through a distribution of portfolio securities. A shareholder liquidating portfolio securities received in such a distribution would incur brokerage commissions and be subject to prevailing market prices.

                            CUSTODIAN OF FUND ASSETS

State Street Bank and Trust Company, Boston, Massachusetts, serves as Custodian of the assets of each Fund. Where possible, the Custodian utilizes book entry records with securities depositories, which in turn may have book entry records with transfer agents of the issuers of the securities. With respect to U.S. Government issues the Custodian may utilize the book entry system of the Federal Reserve System. The Custodian also has the responsibility of collection of the proceeds of securities sold and disbursement of the cost of securities purchased by the Funds.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Coopers & Lybrand, L.L.P., an international public accounting firm, serves as the independent certified public accountants.

                                 LEGAL COUNSEL

Dechert Price & Rhoads, a law firm with offices in several major cities including Washington, D.C., Philadelphia, and Boston, serves as special legal counsel to the Funds. Charles D. Reaves, Esq., Executive Vice President of the Fund and Vice President & General Counsel of Southeastern Asset Management, Inc., serves as general counsel to the Funds.

                            LIMITATION OF LIABILITY

Longleaf Partners Funds Trust is a Massachusetts business trust organized on November 26, 1986. It now has three series or Funds. The Declaration of Trust and By-Laws provide that no Trustee, officer, employee, or agent of any Fund shall be subject to any personal liability to the Fund or its shareholders for any action or failure to act, except for such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the person's duties. The Trust indemnifies each such person against all such losses other than the excepted losses. The agreements between the Trust and, respectively, the Investment Counsel and the Fund Administrator provide for indemnification and relieve each such entity of liability for any act or omission in the course of its performance under the particular agreement, including any mistake of judgment, in the absence of willful misfeasance, bad faith or gross negligence. Information on the contractual term and rights of cancellation of each such agreement is contained in the section entitled "Terms of Agreements."

Under Massachusetts law, shareholders of a mutual fund which is a series of a Massachusetts business trust could, in theory, be held personally liable for certain obligations of the particular series. The Declaration of Trust contains an express disclaimer of shareholder liability for such acts or obligations of each series, and this disclaimer is included in contracts between the Funds and third parties. The Declaration of Trust also provides for indemnification from the assets of each series for any shareholder liability for applicable acts or obligations should any shareholder be held liable under these provisions for having been a shareholder.

                   TABLE OF BOND AND PREFERRED STOCK RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS:

Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. PREFERRED STOCK RATINGS:

aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of convertible preferred stocks.

aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba -- An issue which is rated ba is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

DESCRIPTION OF STANDARD & POOR'S CORPORATION CORPORATE BOND AND PREFERRED STOCK
RATINGS:

AAA -- Securities rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Securities rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A -- Securities rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than securities in higher rated categories.

BBB -- Securities rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than for securities in higher rated categories.

BB, B and CCC -- Securities rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and CCC the highest degree of speculation. While such securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB -- Securities rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B -- Securities rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or BB rating.

CCC -- Securities rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Plus (+) or Minus (-): The ratings from A to CCC may be modified by the addition of a plus or minus sign to show relative standing within major rating categories.

                              FINANCIAL STATEMENTS

The financial statements for the fiscal year ended December 31, 1997, audited by Coopers & Lybrand, L.L.P., the Fund's independent certified public accountants, are included in the printed Annual Report to Shareholders of each Fund, and such Financial Statements are incorporated herein. Copies of the Financial Statements included in such printed Annual Reports, together with the Report of Independent Accountants dated January 30, 1998 are included in this Statement of Additional Information.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of
Longleaf Partners Funds

We have audited the accompanying statements of assets and liabilities of Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners Realty Fund (the three Funds comprising Longleaf Partners Funds Trust), including the schedules of portfolio investments, as of December 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion of these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of December 31, 1997 by correspondence with custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners Realty Fund (the three Funds comprising Longleaf Partners Funds Trust) as of December 31, 1997 and the results of each of their operations for the year then ended, changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.

/s/ COOPERS & LYBRAND L.L.P.

COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
January 30, 1998

--------------------------------------------------------------------------------
                     PARTNERS FUND - PORTFOLIO INVESTMENTS
                              AT DECEMBER 31, 1997

      SHARES                                                                           MARKET VALUE
    ----------                                                                         ------------
Common Stock 109.8%
                     Beverages 5.7%
     4,604,800       The Seagram Company Ltd. ......................................   $148,792,600
                     Broadcasting 6.2%
     7,284,362       The News Corporation Limited...................................    162,532,327
                     Business Services 0.3%
       279,200   *   The Union Corporation..........................................      8,777,350
                     Cable 12.9%
    11,686,100   *   U S West Media Group...........................................    337,436,138
                     Environmental Services 6.6%
     6,236,400       Waste Management, Inc..........................................    171,501,000
                     Food 9.1%
     3,000,000       The Quaker Oats Company........................................    158,250,000
       846,500       Ralston Purina Company.........................................     78,671,594
                                                                                       ------------
                                                                                        236,921,594
                                                                                       ------------
                     Lodging 8.9%
     7,552,000   *   Host Marriott Corporation......................................    148,208,000
     1,203,800       Marriott International, Inc....................................     83,363,150
                                                                                       ------------
                                                                                        231,571,150
                                                                                       ------------
                     Multi-Industry 8.4%
     1,565,000       Alexander & Baldwin, Inc.......................................     42,744,062
     2,903,800       Philips Electronics N.V........................................    175,679,900
                                                                                       ------------
                                                                                        218,423,962
                                                                                       ------------
                     Natural Resources 6.1%
     1,237,700       The Pioneer Group, Inc.........................................     34,810,312
     2,900,000       Rayonier Inc.(b)...............................................    123,431,250
                                                                                       ------------
                                                                                        158,241,562
                                                                                       ------------
                     Property & Casualty Insurance 7.7%
       112,828   *   Alleghany Corp.................................................     32,127,773
    25,046,000       Mitsui Marine and Fire Insurance Company, Ltd..................    128,291,762
     6,603,000       The Nippon Fire & Marine Insurance Company, Ltd................     24,833,408
     3,373,000       The Yasuda Fire and Marine Insurance Company, Ltd..............     14,475,604
                                                                                       ------------
                                                                                        199,728,547
                                                                                       ------------


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                     PARTNERS FUND - PORTFOLIO INVESTMENTS
                              AT DECEMBER 31, 1997

      SHARES                                                                           MARKET VALUE
    ----------                                                                        --------------
                     Pharmaceuticals 2.6%
     1,770,350       Mallinckrodt Inc. ............................................   $   67,273,300

                     Publishing 13.0%
     6,500,000       Knight-Ridder, Inc.(b)........................................      338,000,000

                     Real Estate 5.5%
     6,224,291       TrizecHahn Corporation........................................      144,325,748

                     Telecommunications 4.8%
     6,143,637   *   360 degrees Communications Company(b).........................      124,024,672

                     Transportation 12.0%
     3,234,800   *   Federal Express Corporation...................................      197,524,975
     3,617,600       Kansas City Southern Industries, Inc..........................      114,858,800
                                                                                      --------------
                                                                                         312,383,775
                                                                                      --------------
                     TOTAL COMMON STOCKS (COST $2,090,857,614).....................    2,859,933,725
                                                                                      --------------
Short-Term Obligations 2.8%
Repurchase Agreement with State Street Bank,
  5.0% due 1-2-98..................................................................       72,999,000
                                                                                      --------------
TOTAL INVESTMENTS (COST $2,163,856,614)(A)..................................  112.6%   2,932,932,725
SHAREHOLDER DISTRIBUTION PAYABLE............................................  (12.8)    (333,437,885)
OTHER ASSETS AND LIABILITIES, NET...........................................    0.2        5,575,335
                                                                              -----   --------------
NET ASSETS..................................................................  100.0%  $2,605,070,175
                                                                              =====   ==============
NET ASSET VALUE PER SHARE..........................................................           $25.98
                                                                                      ==============

*  Non-income producing security
(a) Also represents aggregate cost for Federal income tax purposes. Aggregate unrealized appreciation and depreciation are $801,685,719 and ($32,609,608), respectively.
(b) Affiliated company. See Note 7.

Open Forward Currency Contracts -- See Note 2

   CURRENCY                      CURRENCY SOLD AND                    CURRENCY     UNREALIZED
  UNITS SOLD                      SETTLEMENT DATE                   MARKET VALUE      GAIN
--------------   -------------------------------------------------  ------------   ----------
 2,864,692,545   Japanese Yen 1/6/98..............................   $22,053,168   $1,861,799
 1,239,727,950   Japanese Yen 1/28/98.............................     9,576,520      948,380
11,847,114,197   Japanese Yen 2/10/98.............................    91,695,521    2,259,405
 3,939,690,935   Japanese Yen 2/27/98.............................    30,570,799      575,181
                                                                    ------------   ----------
                 Total Forward Contracts..........................  $153,896,008   $5,644,765
                                                                    ============   ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                      REALTY FUND - PORTFOLIO INVESTMENTS
                              AT DECEMBER 31, 1997

      SHARES                                                                           MARKET VALUE
    ----------                                                                         ------------
Common Stock 93.2%
                     Real Estate Industry 93.0%
                     Diversified Realty 16.6%
     2,558,700   *   Catellus Development Corporation...............................   $ 51,174,000
       619,100       Forest City Enterprises, Inc. - Class A........................     35,985,188
        61,200       Forest City Enterprises, Inc. - Class B........................      3,530,475
       783,000       Sizeler Property Investors, Inc. (REIT)(b).....................      8,221,500
     1,012,300       TrizecHahn Corporation.........................................     23,472,706
                                                                                       ------------
                                                                                        122,383,869
                                                                                       ------------
                     Lodging 16.0%
     3,770,100   *   Host Marriott Corporation......................................     73,988,212
       102,300       Marriott International, Inc....................................      7,084,275
     1,999,600   *   Red Roof Inns, Inc.(b).........................................     30,618,875
        41,600   *   Sunburst Hospitality Corporation...............................        410,800
       558,346   *   Supertel Hospitality, Inc.(b)..................................      5,583,460
                                                                                       ------------
                                                                                        117,685,622
                                                                                       ------------
                     Mortgage Financing 3.3%
       674,500       Bay View Capital Corp.(b)......................................     24,450,625
                     Natural Resources/Land 15.3%
     1,427,600   *   Castle & Cooke, Inc.(b)........................................     24,090,750
       650,000       Deltic Timber Corporation(b)...................................     17,793,750
       650,000       The Pioneer Group, Inc.........................................     18,281,250
       261,000       Rayonier Inc...................................................     11,108,812
     5,701,900       TimberWest Timber Trust(b).....................................     41,240,157
                                                                                       ------------
                                                                                        112,514,719
                                                                                       ------------
                     Office 29.1%
       892,400       Alexandria Real Estate Equities, Inc. (REIT)(b)................     28,166,375
     1,507,000       Arden Realty, Inc. (REIT)......................................     46,340,250
     1,047,900       Boston Properties Inc. (REIT)..................................     34,646,194
       504,900       Cousins Properties Incorporated (REIT).........................     14,799,881
     1,850,000       Prime Group Realty Trust (REIT)(b).............................     37,462,500
     3,398,000   *   Wellsford Real Properties, Inc.(b)(c)..........................     53,093,750
                                                                                       ------------
                                                                                        214,508,950
                                                                                       ------------
                     Retail 12.7%
     1,223,800       Getty Realty Corp.(b)..........................................     27,076,575
       993,800   *   IHOP Corp.(b)..................................................     32,298,500
     2,442,100       Prime Retail, Inc. (REIT)(b)...................................     34,647,294
                                                                                       ------------
                                                                                         94,022,369
                                                                                       ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                      REALTY FUND - PORTFOLIO INVESTMENTS
                              AT DECEMBER 31, 1997

      SHARES                                                                           MARKET VALUE
    ----------                                                                         ------------
                     Non-Realty 0.2%
        14,500   *   White River Corporation........................................   $  1,152,750
                                                                                       ------------
                     TOTAL COMMON STOCKS (COST $598,970,233)........................    686,718,904
                                                                                       ------------
    CONTRACTS        Options 1.2%
    ----------
                     Put Options Written
         5,494       Newhall Land and Farming Company, expiring
                     April '99 @ $20 (Premiums received $1,076,268).................        (60,434)
         2,967       Newhall Land and Farming Company, expiring October '99 @ $25
                     (Premiums received $709,919)...................................       (272,964)
                     Call Options Purchased
         5,494       Newhall Land and Farming Company, expiring
                     April '99 @ $20 (Cost $1,761,493)..............................      6,499,402
         2,967       Newhall Land and Farming Company, expiring October '99 @ $25
                     (Cost $1,225,243)..............................................      2,533,818
                                                                                       ------------
                                                                                          8,699,822
                                                                                       ------------
    PRINCIPAL        Corporate Bonds 3.0%
      AMOUNT
    ----------
    34,000,000       Marriott International, Inc. Liquid Yield
                     Option Notes (LYONs), zero coupon conv. sub. notes due 2011
                     (Cost $19,410,087).............................................     22,142,500
                                                                                       ------------
    Short-Term Obligations 6.9%
                                                                                         34,995,188
    U.S. Treasury Bill, 5.03% due 1-2-98............................................
                                                                                         16,179,000
    Repurchase Agreement with State Street Bank, 5.00% due 1-2-98...................
                                                                                       ------------
                                                                                         51,174,188
                                                                                       ------------
TOTAL INVESTMENTS (COST $670,755,057)(A).....................................  104.3%   768,735,414
SHAREHOLDER DISTRIBUTION PAYABLE.............................................   (4.5)   (32,851,014)
OTHER ASSETS AND LIABILITIES, NET............................................    0.2      1,417,804
                                                                               -----   ------------
NET ASSETS...................................................................  100.0%  $737,302,204
                                                                               =====   ============
NET ASSET VALUE PER SHARE...........................................................         $17.35
                                                                                             ======

*  Non-income producing security
(a) Also represents aggregate cost for Federal income tax purposes. Aggregate unrealized appreciation and depreciation are $122,830,438 and ($24,850,081), respectively.
(b) Affiliated company. See Note 7.
(c) Illiquid security. See Note 8.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                     SMALL-CAP FUND - PORTFOLIO INVESTMENTS
                              AT DECEMBER 31, 1997

      SHARES                                                                           MARKET VALUE
    ----------                                                                         ------------
Common Stock 93.3%
                     Advertising 0.5%
        15,100       Grey Advertising Inc. - Class A................................   $  4,952,800
                     Beverages 0.7%
       215,000   *   Celestial Seasonings, Inc.(b)..................................      6,772,500
                     Building Materials 1.7%
       506,400       Zurn Industries, Inc...........................................     15,919,950
                     Business Services 2.5%
       587,000   *   Pinkerton's, Inc...............................................     13,794,500
       300,000   *   The Union Corporation(b).......................................      9,431,250
                                                                                       ------------
                                                                                         23,225,750
                                                                                       ------------
                     Cable 12.2%
     5,184,800   *   Shaw Communications Inc. -- Class B(b).........................     55,072,648
     1,980,000   *   U S West Media Group...........................................     57,172,500
                                                                                       ------------
                                                                                        112,245,148
                                                                                       ------------
                     Commercial Lighting 0.5%
       223,350       Thomas Industries, Inc.........................................      4,411,162
                     Financial Services 4.0%
       209,700       Duff & Phelps Credit Rating Co.................................      8,519,063
       351,200   *   White River Corporation(b).....................................     27,920,400
                                                                                       ------------
                                                                                         36,439,463
                                                                                       ------------
                     Gaming 5.1%
     1,600,000       Showboat, Inc. (b).............................................     47,000,000
                     Investment Management Companies 2.4%
        87,600       Baker, Fentress & Company......................................      1,598,700
       836,000       United Asset Management Corporation............................     20,429,750
                                                                                       ------------
                                                                                         22,028,450
                                                                                       ------------
                     Manufacturing 3.1%
       850,000   *   American Safety Razor Company(b)...............................     17,000,000
       407,500       AMETEK, Inc....................................................     11,002,500
                                                                                       ------------
                                                                                         28,002,500
                                                                                       ------------
                     Mortgage Financing 3.7%
       930,000       Bay View Capital Corp.(b)......................................     33,712,500
                     Natural Resources 14.5%
       845,000       Deltic Timber Corporation(b)...................................     23,131,875
     2,748,496       Gendis Inc. -- Class A(b)......................................     40,814,493
       865,000       The Pioneer Group, Inc.........................................     24,328,125
     6,100,000       TimberWest Timber Trust(b).....................................     44,119,497
                                                                                       ------------
                                                                                        132,393,990
                                                                                       ------------
                     Property & Casualty Insurance 15.1%
       126,273   *   Alleghany Corporation..........................................     35,956,237
     1,019,000       The Chiyoda Fire and Marine Insurance Company, Ltd.............      3,056,504

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                     SMALL-CAP FUND - PORTFOLIO INVESTMENTS
                              AT DECEMBER 31, 1997

      SHARES                                                                           MARKET VALUE
    ----------                                                                         ------------
                     Property & Casualty Insurance 15.1% (Continued)
     2,584,000       The Dai-Tokyo Fire and Marine Insurance Company, Ltd...........   $  8,903,416
     1,777,400       Hilb, Rogal and Hamilton Company(b)............................     34,326,038
     1,702,000       The Koa Fire and Marine Insurance Company, Ltd.................      6,414,190
     6,155,000       The Nissan Fire & Marine Insurance Company, Ltd................     18,793,373
       660,800       Orion Capital Corporation......................................     30,685,900
                                                                                       ------------
                                                                                        138,135,658
                                                                                       ------------
                     Real Estate 12.7%
     1,500,700   *   Catellus Development Corporation...............................     30,014,000
     1,135,400       Cousins Properties Incorporated................................     33,281,412
       552,900   *   IHOP Corp.(b)..................................................     17,969,250
     1,520,000       TrizecHahn Corporation.........................................     35,245,000
                                                                                       ------------
                                                                                        116,509,662
                                                                                       ------------
                     Restaurants 1.9%
       982,400   *   VICORP Restaurants, Inc.(b)....................................     17,192,000
                     Retail 4.1%
       325,730       Dart Group Corporation -- Class A..............................     37,784,680
                     Telecommunications 3.8%
     1,703,000   *   Corecomm, Inc.(b)..............................................     17,242,875
     1,349,109   *   Vanguard Cellular Systems, Inc. -- Class A.....................     17,201,140
                                                                                       ------------
                                                                                         34,444,015
                                                                                       ------------
                     Transportation 4.8%
       712,400   *   Federal Express Corporation....................................     43,500,925
                                                                                       ------------
         TOTAL COMMON STOCKS (COST $691,357,333)....................................    854,671,153
                                                                                       ------------
Short-Term Obligations 11.1%
Federal Home Loan Mortgage Corporation, 5.7% due 1-9-98.............................     79,901,156
Repurchase Agreement with State Street Bank, 5.0%, due 1-2-98.......................     21,391,000
                                                                                       ------------
                                                                                        101,292,156
                                                                                       ------------
TOTAL INVESTMENTS (COST $792,649,489)(A).....................................  104.4%   955,963,309
SHAREHOLDER DISTRIBUTION PAYABLE.............................................   (3.9)   (35,733,571)
OTHER ASSETS AND LIABILITIES, NET............................................   (0.5)    (4,970,603)
                                                                               -----   ------------
NET ASSETS...................................................................  100.0%  $915,259,135
                                                                               =====   ============
NET ASSET VALUE PER SHARE...........................................................         $22.18
                                                                                             ======

*   Non-income producing security
(a) Also represents aggregate cost for Federal income tax purposes. Aggregate unrealized appreciation and depreciation are $195,668,020 and ($32,354,200), respectively.
(b) Affiliated company. See Note 7.
Open Forward Currency Contracts -- See Note 2

  CURRENCY                           CURRENCY SOLD AND                          CURRENCY     UNREALIZED
 UNITS SOLD                           SETTLEMENT DATE                         MARKET VALUE      GAIN
-------------   ------------------------------------------------------------  ------------   ----------
1,535,436,260   Japanese Yen 2/27/98........................................  $11,914,517    $   66,948
3,737,523,927   Japanese Yen 5/13/98........................................   29,331,234       574,595
   71,992,494   Canadian Dollars 10/28/98...................................   50,495,725     1,451,494
                                                                              -----------    ----------
                Total Forward Contracts.....................................  $91,741,476    $2,093,037
                                                                              ===========    ==========



                       See Notes to Financial Statements.

                      (This page intentionally left blank)

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 1997

                       PARTNERS FUND

ASSETS:
Investments:
  Securities, at market value (cost $2,090,857,614,
    $601,956,969, and $691,357,333, respectively) (Note 2)..
  Short-term cash equivalents...............................
  Repurchase agreement (Note 2).............................
  Corporate bonds (cost $19,410,087)........................
         TOTAL INVESTMENTS
Cash........................................................
Receivable for:
  Forward currency contracts (Note 2).......................
  Dividends and interest....................................
Prepaid assets..............................................
Insurance reserve premium...................................
         TOTAL ASSETS
LIABILITIES:
Payable for:
  Shareholder Distribution..................................
  Investment Counsel fee (Note 3)...........................
  Administration fee (Note 4)...............................
  Securities purchased......................................
  Fund shares sold..........................................
Options written, at market value (premiums received
  $1,786,187)...............................................
Other accrued expenses......................................
         TOTAL LIABILITIES
NET ASSETS:
Net assets consist of:
  Paid-in capital...........................................
  Undistributed net investment income.......................
  Accumulated net realized gain(loss).......................
  Unrealized appreciation of investments....................
  Unrealized foreign exchange gain..........................
         Net Assets
NET ASSET VALUE PER SHARE...................................
FUND SHARES ISSUED AND OUTSTANDING..........................

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 1997

PARTNERS FUND    REALTY FUND    SMALL-CAP FUND
--------------   ------------   --------------
$2,859,933,725   $695,752,124    $ 854,671,153
       -           34,995,188       79,901,156
    72,999,000     16,179,000       21,391,000
       -           22,142,500          -
--------------   ------------     ------------
 2,932,932,725    769,068,812      955,963,309
           798            894              968
     5,644,765         -             2,093,037
     2,168,234      2,295,203        1,623,480
       108,948         37,528           39,430
        52,272         -                 7,274
--------------   ------------     ------------
 2,940,907,742    771,402,437      959,727,498
--------------   ------------     ------------

   333,437,885     32,851,014       35,733,571
     1,938,916        646,434          688,193
       247,198         64,643           80,435
       -               -             7,742,011
        56,000         -               -
       -              333,398          -
       157,568        204,744          224,153
--------------   ------------     ------------
   335,837,567     34,100,233       44,468,363
--------------   ------------     ------------
$2,605,070,175   $737,302,204     $915,259,135
==============   ============     ============
 1,835,103,781    639,246,346      751,847,302
        89,373         24,232           22,599
    (4,843,855)        46,795       (2,022,091)
   774,720,876     97,980,357      165,406,857
       -                4,474            4,468
--------------   ------------     ------------
$2,605,070,175   $737,302,204     $915,259,135
==============   ============     ============
        $25.98         $17.35           $22.18
       =======        =======          =======
   100,282,071     42,498,080       41,262,786

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:
INCOME:
  Dividends (net of foreign tax withheld of $565,817,
     $182,876, and $210,058, respectively) (Note 7).........
  Interest..................................................
          Total income......................................
EXPENSES:
  Investment Counsel fee (Note 3)...........................
  Administration fee (Note 4)...............................
  Transfer Agent fee........................................
  Registration and filing fees..............................
  Supplies and postage......................................
  Reimbursable administration expenses (Note 4).............
  Printing..................................................
  Annual meeting expenses...................................
  Trustees' fees............................................
  Custodian fee.............................................
  Insurance expense.........................................
  Professional fees.........................................
  Miscellaneous.............................................
          Total expenses....................................
          Net investment income.............................

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on securities...........................
  Net unrealized appreciation on securities.................
  Net unrealized appreciation on options....................
  Net unrealized foreign exchange gain......................
          Net realized and unrealized gain on investments...
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

  PARTNERS                       SMALL-CAP
    FUND        REALTY FUND         FUND
-------------   ------------   --------------
$ 28,815,668    $  6,154,534    $  5,512,300
  17,581,204       3,716,063       8,851,576
------------    ------------    ------------
  46,396,872       9,870,597      14,363,876
------------    ------------    ------------
  20,885,285       5,064,551       5,697,623
   2,651,375         506,455         632,636
     451,053          85,587         106,930
      58,614         189,211         209,864
     167,354          52,666          62,391
     192,492          19,076          26,959
     135,801          40,089          41,414
     122,670          38,535          29,478
      60,000          27,500          30,000
      35,309          25,171          23,385
      47,458           8,244          10,099
      21,915          15,556          19,803
     146,999          21,947          27,992
------------    ------------    ------------
  24,976,325       6,094,588       6,918,574
------------    ------------    ------------
  21,420,547       3,776,009       7,445,302
------------    ------------    ------------

 306,865,056      27,323,623      26,187,400
 322,569,345      74,200,344     114,470,656
           -       7,499,273               -
           -           4,474           4,468
------------    ------------    ------------
 629,434,401     109,027,714     140,662,524
------------    ------------    ------------
$650,854,948    $112,803,723    $148,107,826
============    ============    ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                        PARTNERS FUND
                                                              ---------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                                    1997              1996
                                                              ----------------   --------------
OPERATIONS:
  Net investment income.....................................   $   21,420,547    $   34,373,697
  Net realized gain on securities...........................      306,865,056       213,673,408
  Net unrealized appreciation on securities.................      322,569,345       158,628,871
  Net unrealized appreciation on options....................                -                 -
  Net unrealized foreign exchange gain......................                -                 -
                                                               --------------    --------------
     Net increase in net assets resulting from operations...      650,854,948       406,675,976
                                                               --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income................................      (21,460,363)      (34,349,264)
  From net realized gain on investments.....................     (311,977,522)     (213,539,413)
  From return of capital....................................                -                 -
                                                               --------------    --------------
     Net decrease in net assets resulting from
       distributions........................................     (333,437,885)     (247,888,677)
                                                               --------------    --------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares..........................      477,572,262       415,870,054
  Net asset value of shares issued to shareholders for
     reinvestment of shareholder distributions..............                -       234,252,018
  Cost of shares redeemed...................................     (489,998,326)     (385,297,441)
                                                               --------------    --------------
     Net increase(decrease) in net assets from fund share
       transactions.........................................      (12,426,064)      264,824,631
                                                               --------------    --------------
     Total increase in net assets...........................      304,990,999       423,611,930
NET ASSETS:
  Beginning of year.........................................    2,300,079,176     1,876,467,246
                                                               --------------    --------------
  End of year...............................................   $2,605,070,175    $2,300,079,176
                                                               ==============    ==============
  Undistributed net investment income included in net assets
     at end of year.........................................   $       89,373    $      129,189
                                                               ==============    ==============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS

              REALTY FUND                             SMALL-CAP FUND
 --------------------------------------   --------------------------------------
        YEAR ENDED DECEMBER 31,                  YEAR ENDED DECEMBER 31,
       1997                   1996              1997                   1996
 ----------------        --------------   ----------------        --------------
  $    3,776,009         $      405,735    $    7,445,302         $      305,763
      27,323,623                490,532        26,187,400             13,416,172
      74,200,344             16,280,740       114,470,656             33,330,915
       7,499,273                      -                 -                      -
           4,474                      -             4,468                      -
  --------------         --------------    --------------         --------------
     112,803,723             17,177,007       148,107,826             47,052,850
  --------------         --------------    --------------         --------------
      (3,757,696)              (399,816)       (7,427,301)              (313,153)
     (27,280,191)              (487,169)      (28,306,270)           (13,335,532)
      (1,813,127)              (159,496)                -                      -
  --------------         --------------    --------------         --------------
     (32,851,014)            (1,046,481)      (35,733,571)           (13,648,685)
  --------------         --------------    --------------         --------------
     685,515,315            150,091,326       770,142,361            108,358,068
               -                999,870                 -             12,582,527
    (184,175,044)           (11,212,498)     (219,414,438)           (38,164,599)
  --------------         --------------    --------------         --------------
     501,340,271            139,878,698       550,727,923             82,775,996
  --------------         --------------    --------------         --------------
     581,292,980            156,009,224       663,102,178            116,180,161
     156,009,224                      0       252,156,957            135,976,796
  --------------         --------------    --------------         --------------
  $  737,302,204         $  156,009,224    $  915,259,135         $  252,156,957
  ==============         ==============    ==============         ==============
         $24,233                 $5,919           $22,599                 $4,598
       =========                =======         =========                =======

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

The Funds are each a series of Longleaf Partners Funds Trust, a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Capitalization for each fund was provided by principals of Southeastern Asset Management, Inc., the Investment Counsel, as follows:

                                                 PARTNERS FUND        REALTY FUND        SMALL-CAP FUND
                                               -----------------   ------------------   -----------------
Organization date............................  November 26, 1986   September 12, 1995   December 21, 1988
Initial capitalization date..................   March 24, 1987      January 2, 1996     December 28, 1988
Amount of initial capitalization.............      $100,000             $100,000           $1,500,000
Shares issued at capitalization..............       10,000               10,000              150,000
Shares authorized............................      Unlimited           Unlimited            Unlimited
Public offering date.........................    April 8, 1987      January 2, 1996     February 21, 1989

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation
  (1) Portfolio securities listed or traded on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices.
  (2) All other portfolio securities for which over-the-counter market quotations are readily available are valued at the midpoint between the closing bid and ask prices. Repurchase agreements are valued at cost which, combined with accrued interest, approximates market. Short-term U.S. Government obligations are valued at amortized cost which approximates current market value.
  (3) Option contracts are marked-to-market daily. Listed options are valued at the latest closing price. If there are no transactions that day, the options are valued at the midpoint between the closing bid and ask prices. Over-the-counter options are valued as determined in good faith under procedures established by the Funds' trustees.
  (4) When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Funds' Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. Estimated values may differ from the values that would have been used had a ready market of the investment existed.

Accounting for Investments
The Funds follow industry practice and record security transactions on trade date plus one. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Distributions to Shareholders
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes
The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all taxable income to shareholders. Accordingly, no federal income tax provision is required. In addition, the Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax.

Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market value of investment securities, assets and liabilities are translated into U.S. dollars daily.

The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which is attributable to changes in foreign exchange rates. Accordingly, the impact of foreign currency conversions is included in the realized and unrealized gains or losses on the underlying equity securities.

Forward Currency Contracts
The Funds may execute forward currency contracts to reduce their exposure to currency risk on portfolio investments denominated in foreign currency. Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, open forward contracts are treated as realized and subject to distribution at our excise tax year-end date.

Options
Upon the purchase of a put or call option, the premium paid is recorded as an investment. When the Funds write a put or a call option, the premium received by the Funds is recorded as a liability. When a purchased option expires, a loss is recognized for the cost of the option. When a written option expires, a gain is realized for the premium received. When the Funds enter into a closing sale transaction, a gain or loss is recognized based on the difference between the proceeds of the closing transaction and the cost of the option.

Risk of Foreign Currency Contracts and Options
Using puts and calls in conjunction with each other for hedging purposes can reduce market risks. However, when used separately, options and forwards have risks. For example, the price movements of the securities underlying the options and forwards may not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options and forwards depend on the ability to predict correctly the direction of stock prices, interest rates, and other economic factors. Where a liquid secondary market for options or forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited.

Repurchase Agreements
The Funds may engage in repurchase agreement transactions. The Funds' custodian bank sells U.S. government securities to each Fund under agreements to repurchase these securities from each Fund at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through its custodian, receives delivery of the underlying U.S. government securities as collateral, whose market value is required to be at least equal to the repurchase price. If the custodian becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

NOTE 3. INVESTMENT COUNSEL AGREEMENT

Southeastern Asset Management, Inc. ("Southeastern") serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net assets..............    1.00%
In excess of $400 million...................................     .75%

The Realty Fund fee is calculated on the same basis at 1.00% per annum on all asset levels.

Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Funds' normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reductions were necessary for the current year.

NOTE 4. FUND ADMINISTRATOR

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, tax returns and proxy statements, daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Reimbursable administration expenses paid by the Funds to Southeastern consist of the cost of computer software dedicated to valuation calculations and a portion of the Funds' Treasurer's salary allocated in accordance with Trustee review and approval.

NOTE 5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                     YEAR ENDED DECEMBER 31, 1997
                                                             --------------------------------------------
                                                             PARTNERS FUND   REALTY FUND   SMALL-CAP FUND
                                                             -------------   -----------   --------------
    Shares sold............................................    18,272,322     42,365,845     37,816,017
    Shares redeemed........................................   (18,643,094)   (11,033,373)   (10,675,148)
                                                              -----------    -----------    -----------
                                                                 (370,772)    31,332,472     27,140,869
                                                              ===========    ===========    ===========

                                                                     YEAR ENDED DECEMBER 31, 1996
                                                             --------------------------------------------
                                                             PARTNERS FUND   REALTY FUND   SMALL-CAP FUND
                                                             -------------   -----------   --------------
    Shares sold............................................    18,238,896     11,949,427      6,357,663
    Reinvestment of shareholder distribution...............    10,180,444         71,778        706,090
    Shares redeemed........................................   (16,493,540)      (855,598)    (2,348,601)
                                                              -----------    -----------    -----------
                                                               11,925,800     11,165,607      4,715,152
                                                              ===========    ===========    ===========

NOTE 6. INVESTMENT TRANSACTIONS

Purchases and sales of equity securities and related brokerage commissions for the period (excluding short-term obligations) are summarized below:

                                                        PARTNERS FUND     REALTY FUND     SMALL-CAP FUND
                                                        --------------    ------------    --------------
    Purchases.........................................  $1,179,765,879    $604,005,753     $552,436,450
    Sales.............................................     874,988,296     127,844,694       79,801,615
    Brokerage commissions.............................       4,707,780       1,791,258        1,632,755

NOTE 7. AFFILIATED COMPANIES

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as "affiliated" if a Fund owns five percent or more of its voting stock. At December 31, 1997, each Fund held at least five percent of the outstanding voting stock of the following companies:

                                                                                             DIVIDEND
                                                                   %                          INCOME
                                                              OUTSTANDING      MARKET         IN THE
                                                               SHARES OF      VALUE AT      YEAR ENDED
                                                                  THE       DECEMBER 31,   DECEMBER 31,
                                                                COMPANY         1997           1997
                                                              -----------   ------------   ------------
PARTNERS FUND
  Knight-Ridder, Inc.                                             7.7       $338,000,000    $5,187,920
  Rayonier Inc.                                                   9.9        123,431,250     3,480,000
  360 DEGREES Communications Company                              5.0        124,024,672             -
                                                                            ------------    ----------
                                                                            $585,455,922    $8,667,920
                                                                            ============    ==========
REALTY FUND
  Alexandria Real Estate Equities, Inc.                           7.8%       $28,166,375    $  189,628
  Bay View Capital Corp.                                          5.4         24,450,625       238,722
  Castle & Cooke, Inc.                                            7.1         24,090,750             -
  Deltic Timber Corporation                                       5.1         17,793,750       153,169
  Getty Realty Corp.                                              9.1         27,076,575       125,622
  IHOP Corp.                                                     10.3         32,298,500             -
  Prime Group Realty Trust                                       14.9         37,462,500       229,400
  Prime Retail, Inc.                                              9.0         34,647,294             -
  Red Roof Inns, Inc.                                             7.1         30,618,875             -
  Sizeler Property Investors, Inc.                                9.3          8,221,500       355,077
  Supertel Hospitality, Inc.                                     11.5          5,583,460             -
  TimberWest Timber Trust                                         8.2         41,240,157       539,037
  Wellsford Real Properties, Inc. (See Note 8)                   20.5         53,093,750             -
                                                                            ------------    ----------
                                                                            $364,744,111    $1,830,655
                                                                            ============    ==========

                                                                                             DIVIDEND
                                                                   %                          INCOME
                                                              OUTSTANDING      MARKET         IN THE
                                                               SHARES OF      VALUE AT      YEAR ENDED
                                                                  THE       DECEMBER 31,   DECEMBER 31,
                                                                COMPANY         1997           1997
                                                              -----------   ------------   ------------
SMALL-CAP FUND
  American Safety Razor Company                                   7.0%      $17,000,000     $        -
  Bay View Capital Corp.                                          7.5        33,712,500        282,376
  Celestial Seasonings, Inc.                                      5.3         6,772,500              -
  Corecomm, Inc.                                                 13.0        17,242,875              -
  Deltic Timber Corporation                                       6.6        23,131,875        194,125
  Gendis, Inc. - Class A                                         16.4        40,814,493         54,976
  Hilb, Rogal and Hamilton Company                               13.9        34,326,038      1,012,491
  IHOP Corp.                                                      5.7        17,969,250              -
  Shaw Communications Inc. -- Class B                             7.4        55,072,648              -
  Showboat, Inc.                                                  9.9        47,000,000         50,463
  TimberWest Timber Trust                                         8.8        44,119,497        901,050
  The Union Corporation                                           5.2         9,431,250              -
  VICORP Restaurants, Inc.                                       10.8        17,192,000              -
  White River Corporation                                         7.2        27,920,400              -
                                                                           ------------     ----------
                                                                           $391,705,326     $2,495,481
                                                                           ============     ==========

Realized net gains on the sales of affiliated companies were:

                                                                                     Gain
                                                                                  ----------
Partners Fund..........................  Knight-Ridder, Inc.                      $1,352,592
Realty Fund............................  None                                             --
Small-Cap Fund.........................  Celestial Seasonings, Inc.                  307,411
                                         Corecomm, Inc.                              163,996

NOTE 8. ILLIQUID SECURITIES

The Realty Fund holds 3,398,000 shares of Wellsford Real Properties, Inc. carried at its current market value of $53,093,750 or $15.625 per share. These shares were acquired in a private placement which closed June 2, 1997. The securities are valued in good faith under guidelines established by the Fund Trustees. This investment represents 7.2% of the Realty Fund at December 31, 1997.

NOTE 9. COLLATERAL

Securities with the following aggregate market value were segregated to collateralize portfolio obligations at December 31, 1997:

                                                                                   Market
                                                                                  Value of
                                                                                 Segregated
                                                      Obligation                   Assets
                                        --------------------------------------  ------------
Partners Fund.........................  Forward Currency Contracts              $337,436,138
Realty Fund...........................  Newhall-Land and Farming Company Put
                                          Options Written                         35,325,000
Small-Cap Fund........................  Forward Currency Contracts               109,507,663

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                              FINANCIAL HIGHLIGHTS

The following condensed financial information, including total returns, has been audited by this report and should be read in conjunction with this condensed financial information.

                                                                            NET
                                                                           GAINS
                                                   NET                       ON                                 DISTRI-
                                                  ASSET                  SECURITIES     TOTAL      DIVIDENDS    BUTIONS
                                                  VALUE        NET        REALIZED       FROM       FROM NET     FROM     RETURN
                                                BEGINNING   INVESTMENT      AND       INVESTMENT   INVESTMENT   CAPITAL     OF
                                                OF PERIOD   INCOME(E)    UNREALIZED   OPERATIONS     INCOME      GAINS    CAPITAL
                                                ---------   ----------   ----------   ----------   ----------   -------   -------
PARTNERS FUND
Year ended December 31,
    1997......................................   $22.85        $.21        $ 6.24       $ 6.45       $ (.21)    $(3.11)   $    -
    1996......................................    21.15         .37          4.09         4.46         (.38)     (2.38)        -
    1995......................................    17.13         .30          4.40         4.70         (.24)      (.44)        -
    1994......................................    16.92         .21          1.30         1.51         (.16)     (1.14)        -
    1993......................................    14.70         .10          3.16         3.26         (.09)      (.95)        -
    1992......................................    13.34         .07          2.65         2.72         (.07)     (1.29)        -
REALTY FUND
Year ended December 31, 1997..................    13.97         .19          3.96         4.15        (0.09)     (0.64)    (0.04)
January 2, 1996 (Initial Capitalization)
    through December 31, 1996.................    10.00         .16          3.91         4.07         (.04)      (.05)     (.01)
SMALL-CAP FUND
Year ended December 31,
    1997......................................    17.86         .25          4.94         5.19         (.18)      (.69)        -
    1996......................................    14.46         .03          4.40         4.43         (.02)     (1.01)        -
    1995......................................    13.28         .12          2.35         2.47         (.12)     (1.17)        -
    1994......................................    13.49        (.03)          .52          .49            -       (.70)        -
    1993......................................    11.40        (.06)         2.32         2.26            -       (.17)        -
    1992......................................    10.67        (.01)          .74          .73            -          -         -

 * Annualized
(a) Aggregate, not annualized.
(b) Not applicable for prior periods prior to 1996.
(c) Before expense limitation fee waiver, this ratio was 1.60%.
(d) Before expense limitation fee waiver, this ratio was .82%.
(e) Calculated based on weighted average shares outstanding for the period.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                              FINANCIAL HIGHLIGHTS

Coopers & Lybrand L.L.P. The audit report on the 1997 financial statements appears in
The presentation is for a share outstanding throughout each period.

                                              RATIO OF
               NET                            EXPENSES    RATIO OF
              ASSET              NET ASSETS      TO          NET
     TOTAL    VALUE                END OF     AVERAGE     INCOME TO    PORTFOLIO     AVERAGE
    DISTRI-   END OF   TOTAL       PERIOD       NET        AVERAGE     TURNOVER     COMMISSION
    BUTIONS   PERIOD   RETURN    (THOUSANDS)   ASSETS    NET ASSETS      RATE      RATE PAID(B)
    -------   ------   ------    -----------  --------   -----------   ---------   ------------
    $(3.32)   $25.98    28.25%(a) $2,605,070     .94%        0.81%       38.07%      $0.0514
     (2.76)    22.85    21.02      2,300,079     .95         1.61        33.18        0.0750
      (.68)    21.15    27.50      1,876,467    1.01         1.45        12.60
     (1.30)    17.13     8.96        753,527    1.17         1.18        27.39
     (1.04)    16.92    22.20        397,282    1.26          .63        19.12
     (1.36)    14.70    20.47        243,678    1.29          .50        29.12

     (0.77)    17.35    29.73        737,302    1.20         0.75        28.66        0.0739

      (.10)    13.97    40.69        156,009    1.50(c)       .92(d)      4.28        0.0613
      (.87)    22.18    29.04        915,259    1.09         1.18        16.95        0.0514

     (1.03)    17.86    30.64        252,157    1.23          .18        27.97        0.0605
     (1.29)    14.46    18.61        135,977    1.30          .84        32.95
      (.70)    13.28     3.64         99,609    1.38         (.22)       19.79
      (.17)    13.49    19.83         85,087    1.45         (.45)       14.37
         -     11.40     6.87         62,181    1.45         (.03)       25.80

INVESTMENT COUNSEL
Southeastern Asset Management, Inc.
6410 Poplar Avenue, Suite 900
Memphis, TN 38119
(901) 761-2474

TRANSFER AND DIVIDEND AGENT
National Financial Data Services
("NFDS")
P.O. Box 419733
Kansas City, MO 64141-6733
For Information about your account,
call (800) 488-4191

CUSTODIAN
State Street Bank & Trust
Company, Boston, MA

SPECIAL LEGAL COUNSEL
Dechert Price & Rhoads,
Washington, DC

INDEPENDENT CERTIFIED PUBLIC
ACCOUNTANTS
Coopers & Lybrand, L.L.P.,
Boston, MA

No person has been authorized to
give any further information or
make any representations other
than those contained in this
Prospectus. If given or made,
such other information or
representations must not be
relied upon as having been
authorized by the Fund,
Investment Counsel, or
Administrator. This Prospectus
does not constitute an offering
in any state where such an
offering may not be lawfully
made.

          (LONGLEAF
           PARTNERS
           FUNDS TRUST(SM) LOGO)

MANAGED BY:
SOUTHEASTERN ASSET
MANAGEMENT, INC.
6410 POPLAR AVE.
SUITE 900
MEMPHIS, TN 38119
(901) 761-2474

(800) 445-9469
                                   (LONGLEAF
                                    PARTNERS
                                     FUNDS(SM))

                                  STATEMENT OF
                             ADDITIONAL INFORMATION
                                  MAY 1, 1998

         --------------------------------------------------------------
                             LONGLEAF PARTNERS FUND
                               LONGLEAF PARTNERS
                                  REALTY FUND
                               LONGLEAF PARTNERS
                                 SMALL-CAP FUND

         --------------------------------------------------------------
                                   MANAGED BY
                      SOUTHEASTERN ASSET MANAGEMENT, INC.
                         6410 POPLAR AVENUE; SUITE 900
                               MEMPHIS, TN 38119

         --------------------------------------------------------------
                           TELEPHONE (800) 445-9469;
                                (901) 761-2474.

LONGLEAF PARTNERS FUNDS TRUST


Post-Effective Amendment No. 19


                          PART C.  OTHER INFORMATION

Item 24  Financial Statement and Exhibits

(a)  Financial Statements.  Included in Part B of Post-Effective Amendment No.
     19.



(b)  Exhibits:

     (1) Declaration of Trust and Amendments; (previously filed) (1), (3), (5)
     (2)     By-laws - previously filed. (1)
     (3)     Voting Trust Agreement - none

     (4)     Specimen Security - previously filed (1)
     (5) Form of Investment Counsel Agreement with Southeastern Asset Management, Inc. (4), (5)

     (6)(a)  Form of Agreement with Principal Underwriter - None
     (6)(b)  Sample Dealer Agreement - none
     (7)     Bonus, profit sharing or pension plans - none

     (8)(a) Custodian Agreement with State Street Bank and Trust Company; previously filed (4), (5)
        (b) Transfer Agent Agreement with National Financial Data Services; previously filed (4), (5)
     (9) Administration Agreement - Agreement with Southeastern Asset Management, Inc. Previously filed (4), (5)

    (10)     Opinion and consent of counsel; filed herewith
    (11)     Other opinions, appraisals, rulings and consents:
             Accountants' Consent; filed herewith
    (12)     Financial Statements omitted from Prospectus - See Item 24(a)
    (13)     Letters of investment intent - None
    (14)     Prototype Retirement Plan - Individual Retirement Account
             ("IRA")(6)
    (15)     Plan pursuant to Rule 12b-1 - None
    (16) Schedule of Performance Calculations. See pages 11 and 12 of the Statement of Additional Information.
    (17)     Financial Data Schedule - filed herewith
    (18)     Rule 18f-3 Plan - Not applicable

____________________________________________________________
(1) Incorporated by reference from the Initial Registration Statement and Pre-Effective Amendments Numbers 1 and 2.
(2)  Incorporated by reference from Post-Effective Amendment 1
(3)  Incorporated by reference from Post-Effective Amendment 3
(4)  Incorporated by reference from Post-Effective Amendment 10.
(5)  Incorporated by reference from Post-Effective Amendment 12
(6)  Incorporated by reference from Post-Effective Amendment 18

LONGLEAF PARTNERS FUNDS TRUST


Post-Effective Amendment No. 19

Item 25  Persons Under Common Control With Registrant

             Longleaf Partners Funds Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company, has three series. The first series is Longleaf Partners Fund, the second series is Longleaf
       Partners Small-Cap Fund, and the third series is Longleaf Partners Realty Fund. Each series has a separate Board of Trustees composed of the same six individuals. Four of the six Trustees are classified as Trustees who are not "interested" as defined by Sec. 2 (a)(19) of the Investment Company Act of 1940. Each series is controlled by its particular Board of Trustees, and each series has entered into an Investment Counsel Agreement with Southeastern Asset Management, an adviser registered under the Investment Advisers Act of 1940. Each series is treated for accounting purposes as a separate entity, and each series has separate financial statements.

Item 26  Number of Holders of Securities

             As of March 31, 1998, there were 16,253 shareholders of the single class of shares outstanding of Longleaf Partners Fund, 6,268 shareholders of the single class of shares outstanding of Longleaf Partners Small-Cap Fund, and 6,233 shareholders of the single class of shares outstanding of Longleaf Partners Realty Fund. The above accounts are separate accounts maintained by the transfer agent, NFDS, and do not include sub-accounts of various omnibus accounts maintained by brokerage firms or retirement plan administrators.


Item 27  Indemnification

     Section 4.8 of the By-Laws of the Registrant provides as follows:

     "Section 4.8. Indemnification of Trustees, Officers, Employees and Agents. (a) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Trustee, officer, employee, or agent of the Trust. The indemnification shall be against expenses, including attorneys' fees, judgements, fines, and amounts paid in settlement, actually and reasonably incurred by him in connection with the action, suit, or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     (b) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or on behalf of the Trust to obtain a judgment or decree in its favor by reason of the fact that he is or was a Trustee, officer, employee, or agent of the trust. The indemnification shall be against expenses, including attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, except that no indemnification shall be made in respect of any claim, issue, or matter as to which the person has been adjudged to be

LONGLEAF PARTNERS FUNDS TRUST


Post-Effective Amendment No. 19


liable for negligence or misconduct in the performance of his duty to the Trust, except to the extent that the court in which the action or suit was brought, or a court of equity in the county in which the Trust has its principal office, determines upon application that, despite the adjudicate of liability but in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnity for these expenses which the court shall deem proper, provided such Trustee, officer, employee or agent is not adjudged to be liable by reason of his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     (c) To the extent that a Trustee, officer, employee, or agent of the Trust has been successful on the merits or otherwise in defense of any action suit or proceeding referred to in subsection (a) or (b) or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

     (d) (1) Unless a court orders otherwise, any indemnification under subsections (a) or (b) of this section may be made by the Trust only as authorized in the specific case after a determination that indemnification of the Trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) or
(b).

          (2)  The determination shall be made:

               (i) By the Trustees, by a majority vote of a quorum which consists of Trustees who were not parties to the action, suit or proceeding; or

               (ii) If the required quorum is not obtainable, or if a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion; or

               (iii) By the Shareholders.

          (3) Notwithstanding any provision of this Section 4.8, no person shall be entitled to indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as described in Section 17(h) and (i) of the Investment Company Act of 1940 ("disabling Conduct"). A person shall be deemed not liable by reason by disabling conduct if, either:
               (i) A final decision on the merits is made by a court or other body before whom the proceeding

LONGLEAF PARTNERS FUNDS TRUST


Post-Effective Amendment No. 19


                     was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct; or

               (ii) In the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, is made by either-

                     (A) A majority of a quorum of Trustees who are neither
                         "interested persons" of the Trust, as defined in
                         Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the action, suit or proceeding, or
                     (B) an independent legal counsel in a written opinion.

     (e) Expenses, including attorneys' fees, incurred by a Trustee, officer, employee or agent of the Trust in defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition thereof if:

          (1)  Authorized in the specific case by the Trustees; and

          (2) The Trust receives an undertaking by or on behalf of the Trustee, officer, employee or agent of the Trust to repay the advance if it is not ultimately determined that such person is entitled to be indemnified by the Trust; and

          (3)  either,

               (i)   such person provides a security for his undertaking, or

               (ii) the Trust is insured against losses by reason of any lawful advances, or

               (iii) a determination, based on a review of readily available facts, that there is reason to believe that such person ultimately will be found entitled to indemnification, is made by either-

                     (A) a majority of a quorum which consists of Trustees who
                         are neither "interested persons" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the action, suit or proceeding, or

                     (B) an independent legal counsel in a written opinion.

     (f)  The indemnification provided by this Section shall not

LONGLEAF PARTNERS FUNDS TRUST


Post-Effective Amendment No. 19


be deemed exclusive of any other rights to which a person may be entitled under any by-law, agreement, vote of Shareholders or disinterested trustees or otherwise, both as to action in his official capacity and as to action in another capacity while holding the office, and shall continue as to person who has ceased to be a Trustee, officer, employee, or agent and inure to the benefit of the heirs, executors and administrators of such person; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable with respect to any claim for indemnity or reimbursement or otherwise.

     (g) The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Trust, against any lability asserted against him and incurred by him in any such capacity, or arising out of his status as such. However, in no event will the Trust purchase insurance to indemnify any officer or Trustee against liability for any act for which the Trust itself is not permitted to indemnify him.

     (h) Nothing contained in this Section shall be construed to protect any Trustee or officer of the Trust against any liability to the Trust or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office."

       ________________________________________________________________

     Paragraph 9 of the Investment Counsel Agreement, provides that, except as may otherwise be required by the Investment Company Act of 1940 or the rules thereunder, neither the Investment Counsel nor its stockholders, officers, directors, employees, or agents shall be subject to any liability incurred in connection with any act or omission connected with or arising out of any services rendered under the Agreement, including any mistake of judgment, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement. Similar provisions are contained in Paragraph 1.04(d) of the Fund Administration Agreement. Reference is made to such agreements for the full text.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant

LONGLEAF PARTNERS FUNDS TRUST


Post-Effective Amendment No. 19


against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed by the Act and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that is will apply the indemnification provisions of its By-Laws in a manner consistent with Investment Company Act Release No. 11330 so long as the interpretation of Section 17(h) and 17(i) therein remains in effect.

Item 28  Business and Other Connections of Investment Counsel


     Southeastern Asset Management, Inc., a Tennessee corporation, offers investment management services to corporations, retirement and pension plans and individual investors. The primary occupations for at least the past five years of its directors, officers or employees who are also either Trustees or officers of the two series included in Post-Effective Amendment No. 19 are as follows:


                                                         Name of Company,
    Name and position                                    Principal Business                     Capacity With
    With Registrant                                      and Address                            Investment Counsel
    ----------------------                               ------------------                     ------------------
    O. Mason Hawkins, CFA                                1975-Present;                          Chairman of the
    Chairman of the Board                                Southeastern Asset                     Board and CEO
     and Co-Portfolio                                     Management, Inc.
     Manager

    W. Reid Sanders                                      1975-Present;                          Executive
    Trustee and President                                Southeastern Asset                     Vice President
     Chief Operating                                      Management, Inc.
     Officer

    G. Staley Cates, CFA                                 1985 - Present;                        President (1994)
    Co-Portfolio Manger                                  Southeastern Asset                     Vice President
     and Vice President-                                 Management, Inc.                          1985-94
     Investments

LONGLEAF PARTNERS FUNDS TRUST
Post-Effective Amendment No. 18

    John B. Buford, CPA                                  1990 - Present                         Vice President
    Vice President - Investments                         Southeastern Asset
                                                         Management, Inc.;
                                                         1989-90 - First
                                                         Tennessee Bank,
                                                         Memphis, TN,
                                                         Vice President;
                                                         1985-1988,
                                                         Metropolitan
                                                         National Bank
                                                         Commercial Lending
                                                         Officer/Credit
                                                         Analyst.

    C.T. Fitzpatrick, III,                               1990 - Present;                        Vice President
    CFA; Co-Portfolio                                    Southeastern Asset                     (1994); Prior to
    Manager and Vice                                     Management, Inc.                       1994 - Securities
    President - Investments                                                                     Analyst

    Frank N. Stanley, CFA                                1985 - Present;                        Vice President
    Vice President -                                     Southeastern Asset
    Investments                                          Management, Inc.;
                                                         1984-1985; Montag &
                                                         Caldwell, Inc.
                                                         Atlanta, Georgia

    Charles D. Reaves                                    1988 - Present;                        Vice President &
    Executive Vice President                             Southeastern Asset                     General Counsel
    General Counsel                                      Management, Inc.
                                                         1986-1988; Porter
                                                         White & Yardley, Inc.
                                                         Birmingham, AL
                                                         (Vice Prescient and
                                                         Principal); Prior to
                                                         1986; Saunders System,
                                                         Inc., Birmingham, AL.
                                                         (Senior Vice President
                                                          and Chief Financial
                                                          Officer)

    Julie M. Douglas, CPA                                1989 - Present;                        Fund Accountant
    Executive Vice                                       Southeastern Asset
    President- Operations                                Management, Inc.
      and Treasurer                                      1984-1989; Coopers &
                                                         Lybrand, Certified
                                                         Public Accountants,
                                                         Pittsburgh, PA &
                                                         Birmingham, AL

    Lee B. Harper                                        1993 - Present                         Marketing
    Executive Vice                                       Southeastern Asset                      Analyst
    President - Marketing                                Management, Inc.
                                                         1989-1993 - IBM Corp.,
                                                         Memphis, TN, Consultant;
                                                         McKinsey & Company, Atlanta,
                                                         GA, Business Analyst

    Randy D. Holt, CPA                                   1985 - Present;                        Vice President
    Vice President                                       Southeastern Asset                      & Secretary
    and Secretary                                        Management, Inc.


The address of Southeastern Asset Management, Inc. is 6410 Poplar Avenue Suite 900; Memphis, TN 38119.

LONGLEAF PARTNERS FUNDS TRUST

Post-Effective Amendment No. 19


Item 29      Principal Underwriters

      (a) The Fund is a no-load fund selling its shares directly to the public and serves as its own distributor.

      (b)    Not Applicable.

      (c)    Not Applicable.

ITEM 30      Location of Accounts and Records


      All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 (other than those required to be maintained by the custodian and transfer agent) are maintained in the physical possession of Registrant's Fund Administrator, which is Southeastern Asset Management, Inc., Suite 900, 6410 Poplar Avenue; Memphis, TN 38119. Transfer Agent records are maintained in the possession of National Financial Data Services, Inc., 1004 Baltimore, 5th Floor, Kansas City, MO 64105.


ITEM 31      Management Services

      Not applicable. (See section in the Prospectus entitled "Fund Administrator").

ITEM 32      Undertakings


             (a) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section, including an annual updating of the registration statement within four months of the end of each fiscal year, containing audited financial statements for the most recent fiscal year.

             (b) Not applicable

             (c) The information required by Item 5A of Form N-1A is set forth in the audited annual reports to shareholders for each fiscal year, which is the calendar year. Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the then current Annual Report upon request and without charge.

                           RULE 485(b) CERTIFICATION

Pursuant to subparagraph (3) of Rule 485(b) under the Securities Act of 1933, the Registrant represents as follows:

     1. This Post-Effective Amendment No. 19 is being filed solely for one or more of the purposes specified in subparagraph (1) of Rule 485(b), in particular, subparagraph 1(iii) and (iv) to file updated audited financial statements for the fiscal year ended December 31, 1997, and subparagraph 1 (vii), to make certain non-material changes in disclosure language.

     2. No material event requiring disclosure in the Prospectus, other than making certain non-material changes as permitted by subparagraph
         (1)(vii) of Rule 485(b), has occurred since the filing of Post-Effective Amendment No. 18 on July 3, 1997, the last Post-Effective Amendment containing a Prospectus for the Registrant.

                                  SIGNATURES*

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Longleaf Partners Funds Trust, a Massachusetts business trust (the Master Trust) having three series or portfolios, Longleaf Partners Fund (Series One), Longleaf Partners Small-Cap Fund (Series Two), and Longleaf Partners Realty Fund (Series Three), have duly caused this Post-Effective Amendment No. 19 to the Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Memphis and State of Tennessee, on the 30th day of April, 1998.

      LONGLEAF PARTNERS FUNDS TRUST (THE MASTER TRUST)
          LONGLEAF PARTNERS FUND (SERIES ONE)
          LONGLEAF PARTNERS SMALL-CAP FUND (SERIES TWO)
          LONGLEAF PARTNERS REALTY FUND (SERIES THREE)

By /s/ Charles D. Reaves
  -------------------------------
  Charles D. Reaves
  Executive Vice President

LONGLEAF PARTNERS FUNDS TRUST


Post-Effective Amendment No. 19

SIGNATURES (Continued)*

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 19 to the Registration Statement of Longleaf Partners Funds Trust on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated:

Signature                         Title                             Date
---------                         -----                             ----
/s/ O. Mason Hawkins
--------------------------
O. Mason Hawkins                  Trustee; Chairman of the          April 30, 1998
                                  Board and Chief Executive
                                  Officer

/s/ W. Reid Sanders
--------------------------
W. Reid Sanders                   Trustee and President             April 30, 1998
                                  (Chief Operating Officer)

/s/ Chadwick H. Carpenter, Jr.
------------------------------
Chadwick H. Carpenter, Jr.        Trustee                           April 30, 1998


/s/ Daniel W. Connell, Jr.
--------------------------
Daniel W. Connell, Jr.            Trustee                           April 30, 1998

/s/ Steven N. Melnyk
--------------------------
Steven N. Melnyk                  Trustee                           April 30, 1998

/s/ C. Barham Ray
--------------------------
C. Barham Ray                     Trustee                           April 30, 1998

(*) As of the date of this Post-Effective Amendment No. 19, the Board of Trustees of each Series consists of six individuals, as shown above. Each Trustee and each officer is a Trustee and/or officer of each Series, and each is signing this Post-Effective Amendment on behalf of each such Series.

                                    NOTICE

A Copy of the Declaration of Trust of Longleaf Partners Funds Trust is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by the above Trustees or officers of the Registrant in their capacities as Trustees or as officers and not individually, and any obligations arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but instead are binding only upon the assets and property of the Registrant.